Exhibit 10.5

INTERCREDITOR AGREEMENT

Dated as of

September 3, 2013

Among

BANK OF AMERICA, N.A.,

as Representative with respect to the ABL Credit Agreement,

JPMORGAN CHASE BANK, N.A.,

as Representative with respect to the Senior Term Loan Agreement,

BARCLAYS BANK PLC,

as Representative with respect to the Junior Term Loan Agreement,

EASTMAN KODAK COMPANY

and

THE OTHER GRANTORS PARTY HERETO

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TABLE OF CONTENTS

(continued)

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INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”), dated as of September 3, 2013, among BANK OF AMERICA, N.A. (“BofA”), as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Representative with respect to the Senior Term Loan Agreement, BARCLAYS BANK PLC (“Barclays”), as Representative with respect to the Junior Term Loan Agreement, Eastman Kodak Company (the “Borrower”), and each of the other Grantors party hereto.

WHEREAS, the Borrower, the lenders party thereto and BofA, as administrative agent (the “ABL Agent”) are parties to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “ABL Credit Agreement”), pursuant to which such lenders (the “ABL Lenders”) have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, the lenders party thereto and JPMorgan, as administrative agent with respect to the Senior Term Loans (the “Senior Term Loan Agent”) are parties to that certain Senior Secured First Lien Term Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “Senior Term Loan Agreement”), pursuant to which such lenders have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, the lenders party thereto and Barclays, as administrative agent with respect to the Junior Term Loans (the “Junior Term Loan Agent”) are parties to that certain Senior Secured Second Lien Term Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “Junior Term Loan Agreement”), pursuant to which such lenders have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Grantors and the ABL Agent are parties to that certain Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “ABL Security Agreement”), pursuant to which such Grantors have granted Liens on their assets securing the ABL Secured Obligations; and

WHEREAS, the Grantors and the Senior Term Loan Agent are parties to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “Senior Term Loan Security Agreement”), pursuant to which such Grantors have granted Liens on their assets securing the Senior Term Loan Secured Obligations; and

WHEREAS, the Grantors and the Junior Term Loan Agent are parties to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof, the “Junior Term Loan Security Agreement”), pursuant to which such Grantors have granted Liens on their assets securing the Junior Term Loan Secured Obligations; and

WHEREAS, it is the desire of the parties hereto to set forth their respective rights and priorities with respect to the Common Collateral;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions; Other Interpretive Provisions.

1.1 Definitions.

The following terms, as used herein, have the following meanings:

“ABL Agent” has the meaning set forth in the recitals of this Agreement; provided that the term “ABL Agent” shall also mean the Representative for the holders of any indebtedness outstanding under any Replacement ABL Credit Agreement then extant (and, if more than one ABL Agent exists at any time, “ABL Agent” shall be deemed to be a collective reference to each ABL Agent).

“ABL Credit Agreement” has the meaning set forth in the recitals of this Agreement; provided that the term “ABL Credit Agreement” shall also include any Replacement ABL Credit Agreement, as such Replacement ABL Credit Agreement may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“ABL Lenders” has the meaning set forth in the recitals of this Agreement.

“ABL Loan Documents” means (i) the “Loan Documents” as defined in the ABL Credit Agreement or (ii) the “Loan Documents” (or any comparable term) as defined in any Replacement ABL Credit Agreement, as the case may be.

“ABL Priority Collateral” means any and all present and future right, title and interest of the Grantors in and to the following, whether now owned or hereafter acquired, existing or arising, and wherever located to the extent constituting Common Collateral:

(i) cash and cash equivalents (including (a) Qualified Cash, Eligible Cash and US Cash and (b) instruments that are intended to approximate the foregoing),

(ii) accounts and payment intangibles other than accounts and payment intangibles which constitute identifiable proceeds of Term Loan Priority Collateral,

(iii) machinery and equipment, and related assets (including chattel paper),

(iv) inventory and related assets (including chattel paper), and non-exclusive licenses on the owned intellectual property relating to such inventory,

(v) payments under business interruption insurance policies,

(vi) intercompany advances made by any Grantor to any other Grantor or to any Subsidiary of the Borrower,

(vii) all deposit accounts and securities accounts (other than deposit accounts and securities accounts maintained exclusively for identifiable proceeds of Term Loan Priority Collateral), provided that, to the extent that identifiable proceeds of Term Loan Priority Collateral are deposited in any such deposit accounts or securities accounts, such identifiable proceeds shall constitute Term Loan Priority Collateral,

(viii) all books, records and documents to the extent relating to the foregoing and to the other ABL Priority Collateral (including databases, customer lists and other records, whether tangible or electronic, which contain any information relating to any of the foregoing), and lockbox and deposit accounts into which any such proceeds are paid or transferred,

(ix) to the extent evidencing, governing, securing or otherwise reasonably related to any of the foregoing and the other ABL Priority Collateral, all documents, documents of title, general intangibles (other than intellectual property except to the extent expressly provided in clause (iv) above), guarantees, instruments, investment property, commercial tort claims, letters of credit, supporting obligations and letter of credit rights, and

(x) all substitutions, replacements, accessions, products and proceeds (including insurance proceeds) of any of the foregoing in whatever form received, including claims against third parties.

“ABL Priority Collateral Enforcement Actions” has the meaning specified in Section 7.3(a).

“ABL Priority Collateral Processing and Sale Period” has the meaning specified in Section 7.3(a).

“ABL Priority DIP Financing” has the meaning specified in Section 5.2(a).

“ABL Purchase” has the meaning specified in Section 4.4(a).

“ABL Purchase Event” has the meaning specified in Section 4.4(a).

“ABL Purchase Notice” has the meaning specified in Section 4.4(a).

“ABL Purchase Price” has the meaning specified in Section 4.4(b).

“ABL Purchasing Parties” has the meaning specified in Section 4.4(a).

“ABL Secured Obligations” means all “Secured Obligations” (or comparable term) as defined in the ABL Credit Agreement (including, for the avoidance of doubt, in any Replacement ABL Credit Agreement).

“ABL Secured Parties” means holders from time to time of the ABL Secured Obligations.

“ABL Security Agreement” has the meaning set forth in the recitals of this Agreement; provided that if a Replacement ABL Credit Agreement is in effect, “ABL Security Agreement” shall be deemed to be a reference to each agreement pursuant to which Liens have been granted to secure obligations under the Replacement ABL Credit Agreement, in each case, as such agreement may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Additional Debt” has the meaning specified in Section 11.3(b).

“Adequate Protection Liens” means any Liens granted in any Insolvency Proceeding to any Secured Party as adequate protection of the Secured Obligations held by such Secured Party.

“Agent” means, as the context may require, any of the ABL Agent, the Senior Term Loan Agent and the Junior Term Loan Agent.

“Bank Product Obligations” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Bank Products Obligations Agreements” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Barclays” has the has the meaning set forth in the preamble of this Agreement.

“BofA” has the has the has the meaning set forth in the preamble of this Agreement.

“Borrower” has the meaning set forth in the preamble of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized ore required by law to remain closed.

“Class” refers to the determination (x) in relation to any particular Type of Common Collateral, (i) with respect to any Secured Obligations, whether such Secured Obligations are First Priority Obligations, Second Priority Obligations or Third Priority Obligations and (ii) with respect to any Secured Party, whether such Secured Party is a First Priority Secured Party, a Second Priority Secured Party or a Third Priority Secured Party and (y) in relation to any Secured Obligations, whether such Secured Obligations are ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations.

“Common Collateral” means all assets of the Grantors on which Liens have been granted (or purported to be granted) pursuant to the Loan Documents to secure more than one Class of Secured Obligations, whether or not any such Liens are avoided, invalidated, lapsed or unperfected.

“Comparable Second Priority Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document, that Second Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Grantor, as applicable.

“Comparable Third Priority Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document or any Second Priority Security Document, that Third Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Grantor, as applicable.

“Defaulting ABL Secured Party” has the meaning specified in Section 4.4(g).

“Defaulting Senior Term Loan Secured Party” has the meaning specified in Section 4.5(f).

“DIP Financing” means an ABL Priority DIP Financing or a Senior Term Loan Priority DIP Financing.

“Effective Date” means September 3, 2013.

“Eligible Cash” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Enforcement Action” means, with respect to any Class of Secured Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under the Loan

Documents governing such Class, or applicable law, including, without limitation, the exercise of any rights of set-off, recoupment or credit bidding, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code (including credit bidding rights) or other similar creditors’ rights, bankruptcy, insolvency, reorganization or similar laws of any applicable jurisdiction. For the avoidance of doubt, none of the following shall be deemed to constitute an “Enforcement Action”: (a) the filing in bankruptcy court of a proof of claim or a motion seeking adequate protection to the extent permitted herein; (b) the collection or application of, or the delivery of any activation notice (or revocation of such activation notice) with respect to, funds from time to time on deposit in any deposit account or securities account representing ABL Priority Collateral, (c) the consent by a Secured Party to a sale or other disposition by any Grantor of any of its assets or properties, (d) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, (e) the imposition of reserves or change in eligibility standards or criteria by the ABL Agent, or (f) the imposition of the default rate of interest in respect of any or all of the ABL Secured Obligations, the Senior Term Loan Secured Obligations or the Junior Term Loan Secured Obligations.

“Enforcement Expenses” means all out-of-pocket costs, expenses or fees (including fees incurred by any ABL Agent, Senior Term Loan Agent or Junior Term Loan Agent, as applicable, or any attorneys, appraisers, collection agents or other agents or consultants retained by such Agent) that any such Agent or any other Secured Party (to the extent such costs, expenses or fees are reimbursable under the terms of the ABL Credit Agreement, the Senior Term Loan Agreement or the Junior Term Loan Agreement, as applicable) may suffer or incur after the occurrence of an “Event of Default” under the ABL Credit Agreement, Senior Term Loan Agreement or Junior Term Loan Agreement, as applicable, on account or in connection with the enforcement of this Agreement (a) the repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral, (b) the settlement or satisfaction of any prior Lien or other encumbrance upon any Collateral or (c) the enforcement of any of the ABL Loan Documents, the Senior Term Loan Documents or Junior Term Loan Documents, as the case may be. Enforcement Expenses shall not be excluded from First Priority Obligations regardless of whether such amounts are added to the principal balance of the loans pursuant to the Loan Documents governing the First Priority Obligations.

“First Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related First Priority Obligations.

“First Priority Lien” means any Lien on any Type of Common Collateral securing any First Priority Obligation.

“First Priority Obligations” means, subject to Section 1.3, (i) with respect to the ABL Priority Collateral, the ABL Secured Obligations and (ii) with respect to the Term Loan Priority Collateral, the Senior Term Loan Secured Obligations. To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, Third Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means, with respect to each Type of Common Collateral, the earlier of (x) the first date on which the Maximum Obligations Amount in respect of the First Priority Obligations with respect to such Common Collateral shall have been paid in cash in full and

(y) the first date on which (i) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable First Priority Documents or converted or rolled into DIP Financing), (ii) all commitments to extend credit under the applicable First Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable First Priority Documents (other than such as have been cash collateralized, backstoppped or defeased or otherwise provided for in accordance with the terms of the applicable First Priority Documents), and (iv) the First Priority Representative with respect to such Common Collateral has delivered a written notice to the Second Priority Representative and the Third Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the First Priority Secured Parties with respect to such Common Collateral. For the avoidance of doubt, a Refinancing of First Priority Obligations with respect to any Type of Common Collateral that is permitted hereby shall not give rise to the First Priority Obligations Payment Date with respect to such Common Collateral unless the terms thereof expressly so provide with reference to this Agreement.

“First Priority Representative” means, with respect to each Type of Common Collateral, the collective reference to each Representative for the holders of the First Priority Obligations with respect to such Common Collateral.

“First Priority Secured Parties” means, with respect to each Type of Common Collateral, the First Priority Representative and the holders of the First Priority Obligations.

“First Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure First Priority Obligations.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex III, appropriately completed.

“Grantors” means the Borrower and each Subsidiary of the Borrower that has at any time granted a Lien on any assets that constitute Common Collateral to secure any of the Secured Obligations.

“Insolvency Proceeding” means (a) any voluntary or involuntary case or proceeding in respect of bankruptcy, insolvency, winding up, receivership, liquidation, reorganization, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law, (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties, (c) any liquidation, dissolution, reorganization or winding up whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any other marshalling of assets and liabilities of any Person.

“Intellectual Property Collateral” has the meaning specified in the Senior Term Loan Security Agreement as in effect on the date hereof.

“JPMorgan” has the meaning set forth in the preamble of this Agreement.

“Junior Secured Purchasing Parties” has the meaning specified in Section 4.6.

“Junior Term Loan Agent” has the meaning set forth in recitals of this Agreement; provided that the term “Junior Term Loan Agent” shall also mean the Representative for the holders of any indebtedness that has been designated, in accordance with this Agreement, as “Junior Term Loan Secured Obligations” outstanding under each Replacement Junior Term Loan Agreement then extant (and, if more than one Junior Term Loan Agent exists at any time, “Junior Term Loan Agent” shall be deemed to be a collective reference to each Junior Term Loan Agent).

“Junior Term Loan Agreement” has the meaning set forth in the recitals of this Agreement; provided that the term “Junior Term Loan Agreement” shall also include any Replacement Junior Term Loan Agreement (and if more than one Junior Term Loan Agreement exists at any time, “Junior Term Loan Agreement” shall be deemed to be a collective reference to each Junior Term Loan Agreement then extant), as such Replacement Junior Term Loan Agreement may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Junior Term Loan Documents” means, collectively, the “Loan Documents” (or comparable term) as defined in the Junior Term Loan Agreement.

“Junior Term Loan Secured Obligations” means, collectively, (i) all “Obligations” (or comparable term) as defined in the Junior Term Loan Agreement and (ii) all “Obligations” (or comparable term) in respect of any other indebtedness that has been designated, in accordance with this Agreement, as “Junior Term Loan Secured Obligations” outstanding under each Replacement Term Loan Agreement then extant.

“Junior Term Loan Secured Parties” means the holders from time to time of the Junior Term Loan Secured Obligations.

“Junior Term Loan Security Agreement” has the meaning set forth in the recitals of this Agreement; provided that if more than one Junior Term Loan Agreement is in effect, “Junior Term Loan Security Agreement” shall be deemed to be a collective reference to each agreement pursuant to which Liens have been granted to secure obligations under each Junior Term Loan Agreement then extant, as such agreements may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Junior Term Loans” means the “Loans” (as defined in the Junior Term Loan Agreement).

“Lien” means any lien, security interest, hypothecation, hypothec or other charge or encumbrance of any kind on the property of a Person, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property; provided the term “Lien” shall not include any license of intellectual property.

“Loan Document” means any of the ABL Loan Documents, Senior Term Loan Documents or the Junior Term Loan Documents.

“Maximum Obligations Amount” means

(a) with respect to the principal amount of Senior Term Loan Secured Obligations (i) $470,000,000 (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities and other amounts accrued or charged with respect to any of the Senior Term Loan Secured Obligations as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Senior Term Loan Secured Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding) plus (ii) the principal amount of any Senior Term Loan Priority DIP Financing (provided, that, the sum of (x) the aggregate principal amount of such Senior Term Loan Priority DIP Financing and (y) the aggregate principal amount of Senior Term Loan Secured Obligations outstanding pursuant to clause (a)(i) above on the date of the commencement of any Insolvency Proceeding do not exceed $620,000,000)

(b) with respect to the principal amount of Junior Term Loan Secured Obligations, $275,000,000 (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities and other amounts accrued or charged with respect to any of the Junior Term Loan Secured Obligations as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Junior Term Loan Secured Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding), and

(c) (i) with respect to the principal amount of ABL Secured Obligations, together with the undrawn face amount of and unreimbursed drawings with respect to letters of credit constituting ABL Secured Obligations, $275,000,000 (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities and other amounts accrued or charged with respect to any of the ABL Secured Obligations as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the ABL Secured Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding) plus (ii) the aggregate amount of Bank Product Obligations and Specified Secured Obligations (or a comparable term in any Replacement ABL Credit Agreement) constituting ABL Secured Obligations, plus (iii) the principal amount of any ABL Priority DIP Financing (provided, that, the sum of (x) the aggregate principal amount of such ABL Priority DIP Financing and (y) the aggregate principal amount of ABL Secured Obligations outstanding pursuant to clause (c)(i) above on the date of the commencement of any Insolvency Proceeding do not exceed $300,000,000), plus, in the case of a Refinancing of any of the foregoing permitted pursuant to this Agreement and in the case of each of clauses (a), (b) and (c), an amount equal to accrued and unpaid interest on, and premium with respect to, the obligations being Refinanced and other reasonable and customary fees and expenses incurred in connection with such Refinancing.

“Mortgage” means mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited or unlimited liability company or other entity, or a government or any political subdivision or agency thereof.

“Post-Petition Interest” means any interest, fees, expenses or other amount that accrues or would have accrued after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Qualified Cash” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Recovery” has the meaning specified in Section 5.5(a).

“Refinance” means, in respect of any indebtedness, to extend, refinance, renew or replace, defease or refund such indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Replacement ABL Credit Agreement” means (i) any replacement credit agreement entered into by the Grantors (or any of them) to Refinance, in whole but not in part, the indebtedness outstanding under the then-extant ABL Credit Agreement or (ii) in the event that no indebtedness is outstanding under the then-extant ABL Credit Agreement, any replacement credit agreement entered into by the Grantors (or any of them), so long as, in the case of each of clauses (i) and (ii), the commitments under the then-extant ABL Credit Agreement shall have also been terminated or in the case of any letters of credit, Bank Products Obligations Agreements or Specified Secured Creditor Agreements, terminated, backstopped or cash collateralized; provided that (w) the incurrence of such indebtedness and the Liens securing such indebtedness is permitted by (1) the then-extant Term Loan Documents and (2) this Agreement (including, without limitation, Section 6.2), (x) the Borrower shall have designated the Representative of the holders of the indebtedness under such replacement credit agreement as the “ABL Agent” by delivering a writing to such effect to the Senior Term Loan Agent and the Junior Term Loan Agent, (y) the provisions of Section 6.2(a) of this Agreement shall have been complied with and (z) the Borrower shall have delivered to the Senior Term Loan Agent and the Junior Term Loan Agent an officer’s certificate certifying that the preceding conditions have been satisfied.

“Replacement Junior Term Loan Agreement” means any replacement loan agreement or agreements entered into by the Grantors (or any of them) to Refinance, in whole or in part, the indebtedness outstanding under any then-extant Junior Term Loan Agreement; provided that (w) the incurrence of such indebtedness and the Liens securing such indebtedness is permitted by (1) the ABL Loan Documents, (2) the other then-extant Junior Term Loan Documents, (3) the Senior Term Loan Documents and (4) this Agreement (including, without limitation, Section 6.2), (x) the Borrower shall have designated the Representative of the holders of the indebtedness under such replacement loan agreement as a “Junior Term Loan Agent” by delivering a writing to such effect to the ABL Agent and the Senior Term Loan Agent, (y) the provisions of Section 6.2(b) and/or 6.2(c), as applicable, of this Agreement shall have been complied with and (z) the Borrower shall have delivered to the ABL Agent and the Senior Term Loan Agent an officer’s certificate certifying that the preceding conditions have been satisfied,

“Replacement Senior Term Loan Agreement” means any replacement loan agreement or agreements entered into by the Grantors (or any of them) to Refinance, in whole or in part, the indebtedness outstanding under any then-extant Senior Term Loan Agreement; provided that (w) the incurrence of such indebtedness and the Liens securing such indebtedness is permitted by (1) the ABL Loan Documents, (2) the other then-extant Senior Term Loan Documents, (3) the Junior Term Loan Documents and (4) this Agreement (including, without limitation, Section 6.2), (x) the Borrower shall have designated the Representative of the holders of the indebtedness under such replacement loan agreement as a “Senior Term Loan Agent” by delivering a writing to such effect to the ABL Agent and the Junior Term Loan Agent, (y) the provisions of Section 6.2(b) and/or 6.2(c), as applicable, of this Agreement shall have been complied with and (z) the Borrower shall have delivered to the ABL Agent and the Junior Term Loan Agent an officer’s certificate certifying that the preceding conditions have been satisfied.

“Representative” means the agent, trustee, or other representative for the holders of the Secured Obligations of any Class designated pursuant to the applicable Loan Documents.

“Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex II, appropriately completed.

“Responsible Officer” means with respect to the Borrower, the chief executive officer, president, chief financial officer, general counsel, treasurer or controller and any executive vice president (or any substantially similar office to any of the foregoing), or any other officer of the Borrower designated or authorized by any of the foregoing.

“Second Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related Second Priority Obligations.

“Second Priority Lien” means any Lien on any Type of Common Collateral securing any Second Priority Obligation.

“Second Priority Obligations” means, subject to Section 1.3, (i) with respect to the ABL Priority Collateral, the Senior Term Loan Secured Obligations and (ii) with respect to the Term Loan Priority Collateral, the Junior Term Loan Secured Obligations. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, Third Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. Enforcement Expenses shall not be excluded from Second Priority Obligations regardless of whether such amounts are added to the principal balance of the loans pursuant to the Loan Documents governing the Second Priority Obligations.

“Second Priority Obligations Payment Date” means, with respect to each Type of Common Collateral, the first date after the First Priority Obligations Payment Date with respect to such Common Collateral that is the earlier of (x) the first date on which the Maximum Obligations Amount in respect of the Second Priority Obligations with respect to such Common Collateral shall have been paid in cash in full and (y) the first date on which (i) the Second Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable Second Priority Documents or converted or rolled into DIP Financing), (ii) all commitments to extend credit under the applicable Second Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable Second Priority Documents (other than such as have been cash collateralized, backstoppped or defeased or otherwise provided for in accordance with the terms of the applicable Second Priority Documents) and (iv) the Second Priority Representative with respect to such Common Collateral has delivered a written notice to the Third Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the Second Priority Secured Parties with respect to such Common Collateral. For the avoidance of doubt, a Refinancing of Second Priority Obligations with respect to any Type of Common Collateral that is permitted hereby shall not give rise to the Second Priority Obligations Payment Date with respect to such Common Collateral unless the terms thereof expressly so provide with reference to this Agreement.

“Second Priority Permitted Actions” means the actions permitted to be taken by the Second Priority Secured Parties with respect to each Type of Common Collateral pursuant to Section 3.1(b) and Section 3.1(c).

“Second Priority Representative” means, with respect to each Type of Common Collateral, the collective reference to each Representative for the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Secured Parties” means, with respect to each Type of Common Collateral, the Second Priority Representative and the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure Second Priority Obligations.

“Second Priority Standstill Period” has the meaning specified in Section 3.1(b).

“Secured Obligations” means, collectively, the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations.

“Secured Parties” means, collectively, the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties.

“Security Documents” means, collectively, (i) the “Collateral Documents” (or like term) as defined in the ABL Credit Agreement, (ii) the “Security Documents” (or like term) as defined in the Senior Term Loan Agreement and (iii) the “Security Documents” (or like term) as defined in the Junior Term Loan Agreement.

“Senior Term Loan Agent” has the meaning set forth in the recitals of this Agreement; provided that the term “Term Loan Agent” shall also mean the Representative for the holders of any indebtedness outstanding under each Replacement Senior Term Loan Agreement then extant (and, if more than one Senior Term Loan Agent exists at any time, “Senior Term Loan Agent” shall be deemed to be a collective reference to each Senior Term Loan Agent).

“Senior Term Loan Agreement” has the meaning set forth in the recitals of this Agreement; provided that the term “Senior Term Loan Agreement” shall also include any Replacement Senior Term Loan Agreement (and if more than one Senior Term Loan Agreement exists at any time, “Senior Term Loan Agreement” shall be deemed to be a collective reference to each Senior Term Loan Agreement then extant), as such Replacement Senior Term Loan Agreement may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Senior Term Loan Documents” means, collectively, the “Loan Documents” (or comparable term) as defined in the Senior Term Loan Agreement.

“Senior Term Loan Priority DIP Financing” has the meaning specified in Section 5.2(b).

“Senior Term Loan Purchase” has the meaning specified in Section 4.5(a).

“Senior Term Loan Purchase Event” has the meaning specified in Section 4.5(a).

“Senior Term Loan Purchase Notice” has the meaning specified in Section 4.5(a).

“Senior Term Loan Purchase Price” has the meaning specified in Section 4.5(b).

“Senior Term Loan Purchasing Parties” has the meaning specified in Section 4.5(a).

“Senior Term Loan Secured Obligations” means all “Obligations” (or comparable term) as defined in the Senior Term Loan Agreement (including, for the avoidance of doubt, in any Replacement Senior Term Loan Agreement).

“Senior Term Loan Secured Parties” means the holders from time to time of the Senior Term Loan Secured Obligations.

“Senior Term Loan Security Agreement” has the meaning set forth in the recitals of this Agreement; provided that if more than one Senior Term Loan Agreement is in effect, “Senior Term Loan Security Agreement” shall be deemed to be a collective reference to each agreement pursuant to which Liens have been granted to secure obligations under each Senior Term Loan Agreement then extant, in each case as any such agreements may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Senior Term Loans” means the “Loans” (as defined in the Senior Term Loan Agreement).

“Specified Secured Creditor Agreements” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Specified Secured Obligations” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Surviving ABL Obligations” has the meaning specified in Section 4.4(a).

“Surviving Senior Term Loan Obligations” has the meaning specified in Section 4.5(a).

“Term Loan Priority Collateral” means any and all present and future right, title and interest of the Grantors in and to the following, whether now owned or hereafter acquired, existing or arising, and wherever located to the extent constituting Common Collateral:

(i) all real estate assets and fixtures,

(ii) all intellectual property,

(iii) all equity interests (other than, for the avoidance of doubt, cash equivalents),

(iv) all permits and licenses related to any of the foregoing (including any permits or licenses related to the ownership or operation of real estate assets or fixtures),

(v) all deposit accounts and securities accounts maintained exclusively for identifiable proceeds of the foregoing or any other Term Loan Priority Collateral (it being understood that, to the extent that identifiable proceeds of Term Loan Priority Collateral are deposited in any deposit accounts or securities accounts that otherwise constitute ABL Priority Collateral, such identifiable proceeds shall constitute Term Loan Priority Collateral),

(vi) all documents, documents of title, general intangibles, guarantees, instruments, investment property, commercial tort claims, letters of credit, supporting obligations and letter of credit rights, in each case that are not ABL Priority Collateral,

(vii) all books, records and documents to the extent relating to the foregoing (including databases, customer lists and other records, whether tangible or electronic, which contain any information relating to any of the foregoing),

(viii) all substitutions, replacements, accessions, products and proceeds (including insurance proceeds) of any of the foregoing in whatever form received, including claims against third parties and

(ix) all other Common Collateral not constituting ABL Priority Collateral.

“Term Loan Priority Collateral Enforcement Action Notice” has the meaning specified in Section 7.3(a).

“Term Loan Priority Collateral Enforcement Actions” has the meaning specified in Section 7.3(a).

“Term Loan Secured Obligations” means, collectively, the Senior Term Loan Secured Obligations and the Junior Term Loan Secured Obligations.

“Third Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related Third Priority Obligations.

“Third Priority Lien” means any Lien on any Type of Common Collateral securing any Third Priority Obligation.

“Third Priority Obligations” means, subject to Section 1.3, (x) with respect to the ABL Priority Collateral, the Junior Term Loan Secured Obligations and (y) with respect to the Term Loan Priority Collateral, ABL Secured Obligations. To the extent any payment with respect to any Third Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. Enforcement Expenses shall not be excluded from Third Priority Obligations regardless of whether such amounts are added to the principal balance of the loans pursuant to the Loan Documents governing the Third Priority Obligations.

“Third Priority Obligations Payment Date” means, with respect to each Type of Common Collateral, the first date after the First Priority Obligations Payment Date and the Second Priority Obligations Payment Date with respect to such Common Collateral that is the earlier of (x) the first date on which the Maximum Obligations Amount in respect of the Third Priority Obligations with respect to such Common Collateral shall have been paid in cash in full and (y) the first date on which (i) the Third Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable Third Priority Documents or converted or rolled into DIP Financing), (ii) all commitments to extend credit under the applicable Second Priority Documents have been terminated and (iii) there are no outstanding letters of credit or similar instruments issued under the applicable Third Priority Documents (other than such as have been cash collateralized, backstoppped or defeased or otherwise provided for in accordance with the terms of the applicable Third Priority Documents).

“Third Priority Representative” means, with respect to each Type of Common Collateral, the collective reference to each Representative for the holders of the Third Priority Obligations with respect to such Common Collateral.

“Third Priority Secured Parties” means, with respect to each Type of Common Collateral, the Third Priority Representative and the holders of the Third Priority Obligations with respect to such Common Collateral.

“Third Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure Third Priority Obligations.

“Type” when used to describe any Common Collateral means, as applicable, ABL Priority Collateral or Term Loan Priority Collateral.

“Unasserted Contingent Obligations” means, at any time, with respect to any Class of Secured Obligations, Secured Obligations of such Class for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (i) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Secured Obligation of such Class and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Secured Obligations of such Class for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States” means the United States of America.

“US Cash” has the meaning specified in the ABL Credit Agreement as in effect on the date hereof.

1.2 UCC Definitions.

Unless otherwise defined herein, the following terms are used herein as defined in Article 9 of the Uniform Commercial Code: accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, general intangibles, instruments, investment property, inventory, letter of credit rights, payment intangibles, proceeds, securities accounts and supporting obligations. “Letters of credit” as used herein is as defined in Article 5 of the Uniform Commercial Code.

1.3 Applicability of this Agreement.

Notwithstanding anything to the contrary herein, (i) upon the occurrence of the First Priority Obligations Payment Date with respect to a Type of Common Collateral, (a) the Second Priority Obligations with respect to such Common Collateral (immediately prior to the First Priority Obligations Payment Date) shall be deemed to be the First Priority Obligations with respect to such Common Collateral for purposes of this Agreement and (b) the Third Priority Obligations with respect to such Common Collateral (immediately prior to the First Priority Obligations Payment Date) shall be deemed to be the Second Priority Obligations with respect to such Common Collateral for purposes of this Agreement and (ii) to the extent that the aggregate amount of any Class of Secured Obligations exceeds the Maximum Obligations Amount with respect to such Class, such excess shall not constitute First Priority Obligations, Second Priority Obligations or Third Priority Obligations hereunder, and shall be junior in Lien priority to all Secured Obligations.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens.

(a) Any and all Second Priority Liens now existing or hereafter created or arising, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all First Priority Liens now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such First Priority Liens are (x) subordinated to any Lien securing any obligation of any Grantor other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) Any and all Third Priority Liens now existing or hereafter created or arising, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all First Priority Liens and Second Priority Liens now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Third Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document, Second Priority Document or Third Priority Document or any other circumstance whatsoever and (iii) the fact that any such First Priority Liens or Second Priority Liens are (x) subordinated to any Lien securing any obligation of any Grantor other than the Third Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(c) No Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to any other Secured Party. No Second Priority Secured Party and no Third Priority Secured Party shall take, or cause to be taken, any action the purpose of which is to make any (i) Second Priority Lien or Third Priority Lien pari passu with or senior to the First Priority Lien or (ii) Third Priority Lien pari passu with or senior to the Second Priority Lien. It is understood that nothing in this Section 2.1(c) is intended to prohibit any Second Priority Secured Party or Third Priority Secured Party from exercising any rights expressly granted to it under this Agreement.

(d) Notwithstanding any failure by any Secured Party to perfect any or all of its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of any or all of the security interests in the Common Collateral granted to such Secured Party, the priority and rights as among the Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2 Nature of Obligations. Each of the ABL Agent, on behalf of the ABL Secured Parties, the Senior Term Loan Agent, on behalf of the Senior Term Loan Secured Parties and the Junior Term Loan Agent, on behalf of the Junior Term Loan Secured Parties, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the ABL Loan Parties under the ABL Credit Agreement, the Senior Term Loan Agreement and the Junior Term Loan Agreement shall constitute an Enforcement Action under this Agreement and (ii) the terms of the Secured Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Secured Obligations may be increased, replaced or Refinanced, in each event, without notice to or consent by the Secured Parties (except to the extent required under Section 6) and without affecting the provisions hereof (provided, however, that nothing in this clause (ii) shall affect the determination as to which ABL Secured Obligations constitute ABL Priority Obligations). The Lien priorities set forth in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of, or waiver, consent or accommodation with respect to any of the ABL Secured Obligations, the Senior Term Loan Secured Obligations or the Junior Term Loan Secured Obligations, or any portion thereof

Each Secured Party acknowledges that certain of the Secured Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of such Secured Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Secured Obligations may be increased, replaced or Refinanced, in each event, without notice to or consent by the Secured Parties (except to the extent required under Section 6) and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of or waiver, consent or accommodation with respect to any Secured Obligations, or any portion thereof.

2.3 Agreements Regarding Actions to Perfect Liens.

(a) With respect to each Type of Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of such Second Priority Representative or any other Second Priority Secured Party (or any agent or other representative thereof) or such Third Priority Representative or any other Third Priority Secured Party (or any agent or other representative thereof) shall be in form reasonably satisfactory to the First Priority Representative.

(b) The Second Priority Representative with respect to the Term Loan Priority Collateral and the Third Priority Representative with respect to the Term Loan Priority Collateral each agree, on behalf of itself and the other Second Priority Secured Parties and Third Priority Secured Parties with respect to the Term Loan Priority Collateral, as the case may be, that all Mortgages now or hereafter filed against real property in favor of or for the benefit of the Second Priority Representative or Third Priority Representative with respect to the Term Loan Priority Collateral shall be in form reasonably satisfactory to the First Priority Representative with respect to the Term Loan Priority Collateral and

(i) in the case of such a Mortgage in favor of or for the benefit of the Second Priority Representative with respect to the Term Loan Priority Collateral shall, to the extent permitted by applicable law, contain a notation in substantially the following form: “The lien created by this [mortgage][deed of trust][similar instrument] on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to [First Priority Representative with respect to the Term Loan Priority Collateral], and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement, dated as of September 3, 2013, among Bank of America, N.A., as Representative with respect to the ABL Credit Agreement (as amended from time to time), JPMorgan Chase Bank, N.A., as Representative with respect to the Senior Term Loan Agreement (as amended from time to time), Barclays Bank PLC, as Representative with respect to the Junior Term Loan Agreement (as amended from time to time), Eastman Kodak Company and the other parties thereto, as amended from time to time” and (ii) in the case of such a Mortgage in favor of or for the benefit of the Third Priority Representative with respect to the Term Loan Priority Collateral shall, to the extent permitted by applicable law, contain a notation in substantially the following form: “The lien created by this [mortgage][deed of trust][similar instrument] on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to [First Priority Representative with respect to the Term Loan Priority Collateral] and [Second Priority Representative with respect to the Term Loan Priority Collateral], and their respective successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement, dated as of September 3, 2013, among Bank of America, N.A., as Representative with respect to the ABL Credit Agreement (as amended from time to time), JPMorgan Chase Bank, N.A., as Representative with respect to the Senior Term Loan Agreement (as amended from time to time), Barclays Bank PLC, as Representative with respect to the Junior Term Loan Agreement (as amended from time to time), Eastman Kodak Company and the other parties thereto, as amended from time to time”.

(c) With respect to each Type of Common Collateral, the First Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over such Common Collateral pursuant to the First Priority Documents, such possession or control is also for the benefit of the Second Priority Representative and the other Second Priority Secured Parties and the Third Priority Representative and the other Third Priority Secured Parties, but solely as gratuitous bailee to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide any Second Priority Representative or any other Second Priority Secured Party or any Third Priority Representative or any other Third Priority Secured Party with respect to such Common Collateral with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Documents or the Third Priority Documents, as the case may be; provided that with respect to each Type of Common Collateral, subsequent to the occurrence of the First Priority Obligations Payment Date in each case at the Grantors’ sole cost and expense, (i) the First Priority Representative shall (x) deliver to the Second Priority Representative (and each Grantor hereby directs such First Priority Representative to so deliver and the Third Priority Representative on behalf of itself and the other Third Priority Secured Parties, consents to such delivery), any stock certificates or promissory notes evidencing or constituting such Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Priority Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs and (ii) in the case of any Common Collateral consisting of deposit accounts or securities accounts as to which the First Priority Representative has control pursuant to an account control agreement, the First Priority Representative and the applicable Grantor shall take such actions, if any, as are required to cause control over such Common Collateral to become vested in the Second Priority

Representative; provided further that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(d) Other than as set forth in the first proviso to the second sentence of the immediately preceding paragraph (c), any First Priority Secured Party with physical possession of or control over Common Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of such Common Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each Second Priority Secured Party and each Third Priority Secured Party hereby waives and releases such Person from all claims and liabilities arising pursuant to such Person’s role as gratuitous bailee with respect to such Common Collateral.

2.4 No New Liens. The parties hereto agree that there shall be no Lien, and no Grantor shall have any right to create any Lien, on any asset of such Grantor securing any Secured Obligation of such Grantor if such asset is not also subject to a Lien securing each other Secured Obligation of such Grantor, except that (x) nothing contained in this Section 2.4 shall preclude (i) the First Priority Secured Parties from being granted Adequate Protection Liens regardless of whether any Adequate Protection Liens are granted to the Second Priority Secured Parties or the Third Priority Secured Parties or (ii) the Second Priority Secured Parties or the Third Priority Secured Parties from being granted Adequate Protection Liens in accordance with Section 5.4 and (y) this Section 2.4 shall be inapplicable to any Lien securing obligations under any Specified Secured Creditor Agreements and/or Bank Product Obligations and/or Letters of Credit (as defined in the ABL Credit Agreement), and not any other obligations, that is permitted under each of the ABL Credit Agreement, the Senior Term Loan Agreement and the Junior Term Loan Agreement. If any Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Grantor securing the Secured Obligations of such Grantor, which assets are not also subject to a Lien securing the other Secured Obligations of such Grantor as required by the first sentence of this Section 2.4, then such Secured Party shall, without the need for any further consent of any other Secured Party, and notwithstanding anything to the contrary in any Loan Document, be deemed to hold and have held such Lien for the benefit of the Secured Parties holding Secured Obligations that are required to have a Lien on such assets by the first sentence of this Section 2.4 (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1). In the event such Secured Party knows such assets are not subject to a Lien securing the other Secured Obligations of such Grantor as required by the first sentence of this Section 2.4, then such Secured Party shall promptly notify the other Secured Parties in writing of the existence of such Lien.

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Grantor, the First Priority Secured Parties shall have the exclusive right to take and continue (or refrain from taking or continuing) any Enforcement Action with respect to such Common Collateral, without any consultation with or consent of any Second Priority Secured Party or any Third Priority Secured Party with respect to such Common Collateral; provided that the Second Priority Secured Parties and the Third Priority Secured Parties with respect to any Common Collateral may exercise credit bidding rights with respect to such Common Collateral to the extent expressly permitted under clause (y) of Section 5.6(a) and clause (y) of Section 5.6(b). With respect to each Type of Common Collateral, upon the occurrence and during the continuance of an event of default under the First Priority Documents (and subject to the provisions of the First Priority Documents), the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the applicable First Priority Obligations and such Common Collateral in such order and manner as they may determine in their sole discretion.

(b) Notwithstanding Section 3.1(a), with respect to each Type of Common Collateral, the Second Priority Representative and the Second Priority Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Common Collateral after a period of 180 days has elapsed since the date on which the Second Priority Representative has delivered to the First Priority Representative written notice of the acceleration or non-payment at maturity of the indebtedness then outstanding under the Second Priority Documents (the “Second Priority Standstill Period”); provided, however, that notwithstanding the expiration of the Second Priority Standstill Period or anything to the contrary herein, with respect to each Type of Common Collateral, in no event shall the Second Priority Representative or any other Second Priority Secured Party enforce or exercise any rights or remedies with respect to such Common Collateral if the First Priority Representative or any other First Priority Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to all or a material portion of such Common Collateral (prompt written notice thereof to be given to the Second Priority Representative by the First Priority Representative). If any stay or other order prohibiting the exercise of remedies with respect to any Type of Common Collateral has been entered in connection with any Insolvency Proceeding or by a court of competent jurisdiction, the Second Priority Standstill Period with respect to such Common Collateral shall be tolled during the pendency of any such stay or other order.

(c) It is understood that Sections 3.1(a) and 3.1(b) do not restrict the following:

(i) in any Insolvency Proceeding commenced by or against any Grantor, the Second Priority Representative and the Third Priority Representative with respect to each Type of Common Collateral may file a claim or statement of interest with respect to such Type of Common Collateral;

(ii) (A) the Second Priority Representative with respect to each Type of Common Collateral may take any action (not adverse to the priority or perfection status of the Liens securing the First Priority Obligations with respect to each Type of Common Collateral, or the rights of the First Priority Representative or the First Priority Secured Parties with respect to such Type of Common Collateral to exercise remedies in respect thereof) in order to create, preserve, perfect or protect (but not enforce) the Second Priority Lien on such Type of Common Collateral and (B) the Third Priority Representative with respect to each Type of Common Collateral may take any action (not adverse to the priority or perfection status of the Liens securing the First Priority Obligations or the Second Priority Obligations with respect to each Type of Common Collateral, or the rights of the First Priority Representative or the First Priority Secured Parties or the Second Priority Representative or the Second Priority Secured Parties with respect to such Type of Common Collateral to exercise remedies in respect thereof) in order to create, preserve, perfect or protect (but not enforce) the Third Priority Lien on such Type of Common Collateral;

(iii) (A) the Second Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties with respect to such Type of Common Collateral, if any, in each case to the extent not inconsistent with the terms of this Agreement and (B) the Third Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Third Priority Secured Parties with respect to such Type of Common Collateral, if any, in each case to the extent not inconsistent with the terms of this Agreement;

(iv) the Second Priority Secured Parties and the Third Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any bankruptcy, insolvency or similar law or applicable non-bankruptcy law, in each case to the extent not inconsistent with the terms of this Agreement; and

(v) the Second Priority Secured Parties and the Third Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency Proceeding or otherwise and make any arguments and motions that are, in each case, to the extent not inconsistent with the terms of this Agreement.

3.2 Standstill and Waivers.

(a) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, subject to Section 3.1(c) and except in connection with the taking of any Second Priority Permitted Actions, they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of such Common Collateral pursuant to an Enforcement Action (or pursuant to a sale, lease, exchange or transfer as a result of which the Second Priority Lien or Third Priority Lien is automatically released pursuant to Section 4.2(a)) or any other Enforcement Action taken by or on behalf of the First Priority Representative or any other First Priority Secured Party and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, agrees that, until the Second Priority Obligations Payment Date, subject to Section 3.1(c), they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of such Common Collateral pursuant to an Enforcement Action (or pursuant to a sale, lease, exchange or transfer as a result of which the Third Priority Lien is automatically released pursuant to Section 4.2(a)) or any other Enforcement Action taken by or on behalf of the Second Priority Representative or any other Second Priority Secured Party;

(b) With respect to each Type of Common Collateral, (i) each of the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the

First Priority Obligations Payment Date, they have no right to (x) direct the First Priority Representative or any other First Priority Secured Party to take any Enforcement Action with respect to such Common Collateral or (y) subject to Section 3.1(c) and except in connection with the taking of any Second Priority Permitted Actions, consent or object to the taking by the First Priority Representative or any other First Priority Secured Party of any Enforcement Action with respect to such Common Collateral or to the timing or manner thereof (or, to the extent it may have any such right described in this Section 3.2(b) as a junior lien creditor, they hereby irrevocably waive such right) and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they have no right to (x) direct the Second Priority Representative or any other Second Priority Secured Party to take any Enforcement Action with respect to such Common Collateral or (y) subject to Section 3.1(c), consent or object to the taking by the Second Priority Representative or any other Second Priority Secured Party of any Enforcement Action with respect to such Common Collateral or to the timing or manner thereof (or, to the extent it may have any such right described in this Section 3.2(b) as a junior lien creditor, they hereby irrevocably waive such right);

(c) With respect to each Type of Common Collateral, (i) each of the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding, except as otherwise provided herein, any claim against the First Priority Representative or any other First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the First Priority Representative nor any other First Priority Secured Party shall be liable for, any action taken or omitted to be taken by the First Priority Representative or any First Priority Secured Party with respect to such Common Collateral or pursuant to the First Priority Documents and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Second Priority Representative or any other Second Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Second Priority Representative nor any other Second Priority Secured Party shall be liable for, any action taken or omitted to be taken by the Second Priority Representative or any Second Priority Secured Party with respect to such Common Collateral or pursuant to the Second Priority Documents; provided that nothing in this Section 3.2(c) shall be construed to prevent or limit any party hereto from instituting any such suit or other proceeding to enforce the terms of this Agreement;

(d) With respect to each Type of Common Collateral, (i) each of the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not take any Enforcement Action with respect to such Common Collateral, except as otherwise permitted under the proviso to the first sentence of Section 3.1(a) or under Section 3.1(b) or Section 3.1(c) and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not take any Enforcement Action with respect to such Common Collateral;

(e) With respect to each Type of Common Collateral, (i) each of the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, such Common Collateral, in each case, except as otherwise permitted under the proviso to the first sentence of Section 3.1(a) or under Section 3.1(b) or Section 3.1(c) and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, such Common Collateral; and

(f) With respect to each Type of Common Collateral, (i) each of the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not seek, and hereby waive any right, to have such Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Common Collateral, except as otherwise permitted under Section 3.1(b) or under Section 3.1(c) and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not seek, and hereby waive any right, to have such Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Common Collateral.

3.3 Judgment Creditors. In the event that any Second Priority Secured Party or Third Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of its Second Priority Obligations or Third Priority Obligations, as the case may be (it being understood that any such party may exercise its rights and remedies as an unsecured creditor against the relevant Grantors in accordance with the terms of the Second Priority Documents or Third Priority Documents, as applicable, and applicable law; provided that such exercise of rights or remedies is not inconsistent with this Agreement), such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations and the Second Priority Liens and the Second Priority Obligations, as applicable) to the same extent as all other Second Priority Liens (created pursuant to the Second Priority Documents) or all other Third Priority Liens (created pursuant to the Third Priority Documents), as the case may be, subject to this Agreement.

3.4 Cooperation.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties agrees, that each of them shall take such actions as the First Priority Representative shall reasonably request in connection with an Enforcement Action by any First Priority Secured Party or the exercise by the First Priority Secured Parties of their rights set forth herein.

(b) With respect to each Type of Common Collateral, on the First Priority Obligations Payment Date the First Priority Representative for such Common Collateral agrees to take all reasonable actions in its power (with all costs and expenses in connection therewith to be for the account of the Grantors) to permit the Second Priority Representative for such Common Collateral to obtain, for the benefit of the Second Priority Secured Parties and the Third Priority Secured Parties for such Common Collateral, a first priority security interest and second priority security interest, respectively, in such Common Collateral, including without limitation in connection with the terms of any collateral access agreement, deposit account control agreement or other third party agreement, whether with a landlord, processor, warehouse or other third party, and with respect to any such agreement delivered on or after the date hereof, the First Priority Representative for such Common Collateral shall notify the other parties thereto that it is no longer the “Secured Party Representative,” “Representative,” “Lender Representative” or “Notice Agent” or similar term or otherwise entitled to act under such agreement and shall confirm to such parties that the Second Priority Representative for such Common Collateral is thereafter the “Secured Party Representative,” “Representative,” “Lender Representative” or “Notice Agent” or similar term as any of such terms are used in any such agreement and is otherwise entitled to the rights of the secured party under such agreement.

3.5 No Additional Rights for the Grantors Hereunder. Except as provided in Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Grantor shall be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

3.6 Actions Upon Breach.

(a) With respect to each Type of Common Collateral, if any Second Priority Secured Party or Third Priority Secured Party commences or participates in any action or proceeding against any Grantor in respect of such Common Collateral contrary to this Agreement, such Grantor, with the prior written consent of the First Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) With respect to each Type of Common Collateral, if any Second Priority Secured Party (or any agent or other representative thereof) or any Third Priority Secured Party (or any agent or other representative thereof) in any way takes, attempts to take or threatens to take any action with respect to such Common Collateral (including, without limitation, any attempt to enforce any remedy on such Common Collateral) in violation of this Agreement, or fails to take any action required by this Agreement, any First Priority Secured Party (in its or their own name or in the name of any Grantor) may obtain relief against such Second Priority Secured Party (or agent or other representative thereof) or Third Priority Secured Party (or agent or other representative thereof), as the case may be, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each other Second Priority Secured Party and the Third Priority Representative on behalf of each other Third Priority Secured Party that (i) the damages of the First Priority Secured Parties from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party and each Third Priority Secured Party waives any defense that any Grantor and/or the First Priority Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions.

(a) All proceeds of ABL Priority Collateral (to the extent such ABL Priority Collateral constitutes Common Collateral) (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the First Priority Representative with respect to the ABL Priority Collateral to be applied in accordance with the ABL Credit Agreement (or the then-extant First Priority Documents with respect to the ABL Priority Collateral) until the First Priority Obligations Payment Date in respect of the ABL Priority Collateral shall have occurred;

second, to the Second Priority Representative with respect to the ABL Priority Collateral to be applied in accordance with the Senior Term Loan Agreement (or the then-extant Second Priority Documents with respect to the ABL Priority Collateral) until the Second Priority Obligations Payment Date with respect to the ABL Priority Collateral shall have occurred;

third, to the Third Priority Representative with respect to the ABL Priority Collateral to be applied in accordance with the Junior Term Loan Agreement (or the then-extant Third Priority Documents with respect to the ABL Priority Collateral) until the Third Priority Obligations Payment Date with respect to the ABL Priority Collateral shall have occurred;

fourth, to the payment in full in cash of the remaining ABL Secured Obligations;

fifth, to the payment in full in cash of the remaining Senior Term Loan Secured Obligations;

sixth, to the payment in full in cash of the remaining Junior Term Loan Secured Obligations; and

finally, to the relevant Grantor, or as a court of competent jurisdiction may direct.

(b) All proceeds of the Term Loan Priority Collateral (to the extent such Term Loan Priority Collateral constitutes Common Collateral) (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the First Priority Representative with respect to the Term Loan Priority Collateral to be applied in accordance with the Senior Term Loan Agreement (or the then-extant First Priority Documents with respect to the Term Loan Priority Collateral) until the First Priority Obligations Payment Date with respect to the Term Loan Priority Collateral shall have occurred;

second, to the Second Priority Representative with respect to the Term Loan Priority Collateral to be applied in accordance with the Junior Term Loan Agreement (or the then-extant Second Priority Documents with respect to the Term Loan Priority Collateral) until the Second Priority Obligations Payment Date with respect to the Term Loan Priority Collateral shall have occurred;

third, to the Third Priority Representative with respect to the Term Loan Priority Collateral to be applied in accordance with the ABL Credit Agreement (or the then-extant Third Priority Documents with respect to the Term Loan Priority Collateral) until the Third Priority Obligations Payment Date with respect to the Term Loan Priority Collateral shall have occurred;

fourth, to the payment in full in cash of the remaining Senior Term Loan Secured Obligations;

fifth, to the payment in full in cash of the remaining Junior Term Loan Secured Obligations;

sixth, to the payment in full in cash of the remaining ABL Secured Obligations; and

finally, to the relevant Grantor, or as a court of competent jurisdiction may direct.

(c) With respect to each Type of Common Collateral, until the occurrence of the First Priority Obligations Payment Date, no Second Priority Secured Party or Third Priority Secured Party may accept any such Common Collateral, including any such Common Collateral constituting proceeds, in satisfaction, in whole or in part, of the Second Priority Secured Obligations or Third Priority Secured Obligations, as the case may be, in violation of Sections 4.1(a) or 4.1(b). Any Common Collateral, including any Common Collateral constituting proceeds, received by a Second Priority Secured Party or Third Priority Secured Party that is not permitted to be received pursuant to the preceding sentence shall be segregated and held in trust and promptly turned over to the First Priority Representative with respect to such Common Collateral to be applied in accordance with Section 4.1(a) or 4.1(b), as the case may be, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party and each Third Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative and the Third Priority Representative (which authorization, being coupled with an interest, is irrevocable). Upon the turnover of such Common Collateral as contemplated by the immediately preceding sentence, the Second Priority Obligations or the Third Priority Obligations purported to be satisfied by the payment of such Common Collateral shall be immediately reinstated in full as though such payment had never occurred.

4.2 Releases of Lien.

(a) With respect to each Type of Common Collateral, upon any release, sale or disposition of such Common Collateral that results in the release of the First Priority Lien on such Common Collateral and that is (i) permitted pursuant to the terms of the First Priority Documents and not prohibited under the Second Priority Documents or Third Priority Documents or (ii) effected pursuant to (A) an Enforcement Action or (B) any release, sale or disposition of all or any portion of such Common Collateral by a Grantor with the consent of the First Priority Representative with respect to such Common Collateral at any time that an Event of Default under the ABL Credit Agreement, Senior Term Loan Agreement, or Junior Term Loan Agreement, as applicable, has occurred and is continuing), the Second Priority Lien and the Third Priority Lien on such Common Collateral (but not on any proceeds of such Common Collateral not required to be paid to the First Priority Secured Parties) shall be automatically and unconditionally released.

(b) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, the Second Priority Representative and the Third Priority Representative shall promptly execute and deliver such release documents and instruments, make such filing (including with any Secretary of State, the United States Patent and Trademark Office or the United States Copyright Office, as applicable) and shall take such further actions as the First Priority Representative shall reasonably request to evidence any release of the Second Priority Lien and Third Priority Lien described in Section 4.2(a). With respect to each Type of Common Collateral, the Second Priority Representative and the Third Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and the Third Priority Representative and in the name of the Second Priority Representative, the Third Priority Representative or in the First Priority Representative’s own name; provided that such power of attorney may only be exercised if the Second Priority Representative or the Third Priority Representative has not executed and delivered such release documents and instruments in a timely manner following a request from the First Priority Representative, and must be exercised in the First Priority Representative’s reasonable discretion, solely for the purposes of carrying out the terms of Section 4.2(a), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of Section 4.2(a), including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Inspection Rights and Insurance.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, any First Priority Secured Party and its representatives and invitees may, to the extent expressly permitted by the First Priority Documents, inspect, repossess, remove and otherwise deal with such Common Collateral, and, pursuant to an Enforcement Action, the First Priority Representative may advertise and conduct public auctions or private sales of such Common Collateral, in each case without notice (other than any notice required by law) to, the involvement of or interference by any Second Priority Secured Party or Third Priority Secured Party or liability to any Second Priority Secured Party or Third Priority Secured Party.

(b) Proceeds of Collateral include insurance proceeds and, therefore, the Lien priority shall govern the ultimate disposition of casualty insurance proceeds and business interruption insurance proceeds. To effectuate the foregoing and to the extent provided by the applicable Loan Documents, the ABL Agent, Senior Term Loan Agent and Junior Term Loan Agent shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. If any insurance claim includes both ABL Priority Collateral and Term Loan Priority Collateral and the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Loan Priority Collateral, if the ABL Agent, Senior Term Loan Agent and Junior Term Loan Agent are unable after negotiating in good faith to agree on the settlement for such claim, any of them (to the extent they have the right to direct the settlement of such claim under the applicable Loan Documents) may apply to a court of competent jurisdiction to make a determination regarding the allocation of proceeds of such insurance claim. All proceeds of such insurance shall be remitted to the extent required by the applicable Loan Documents to the ABL Agent, the Senior Term Loan Agent or the Junior Term Loan Agent, as the case may be, and each of the ABL Agent, Senior Term Loan Agent and Junior Term Loan Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

4.4 Option to Purchase ABL Secured Obligations.

(a) Without prejudice to the enforcement of remedies by the ABL Agent (whether in its capacity as First Priority Representative or Third Priority Representative) or the ABL Secured Parties, the ABL Secured Parties agree that at any time following (i) acceleration of the ABL Secured Obligations in accordance with the terms of the ABL Credit Agreement, (ii) unless (x) the Senior Term Loan Agent has not delivered an ABL Purchase Notice within the time period set forth in this Section 4.4(a) or (y) the ABL Purchase has been effectuated in accordance with this Section 4.4(a), the commencement of an Enforcement Action by the ABL Secured Parties after an “Event of Default” under the ABL Credit Agreement or (iii) the commencement of an Insolvency Proceeding by or against any Grantor (each, an “ABL Purchase Event”), the Senior Term Loan Secured Parties (whether one or more) shall have the option to purchase by way of assignment (and, to the extent provided in clause (b) below, cash collateralization), and the ABL Secured Parties, severally and not jointly, hereby offer the Senior Term Loan Secured Parties the option to purchase by way of assignment (and, to the extent provided in clause (b) below, cash collateralization) (and shall thereby also assume all commitments and duties of the ABL Secured Parties, other than in respect of Specified Secured Creditor Agreements and Bank Products Obligations Agreements) all, but not less than all, of the aggregate amount of ABL Secured Obligations outstanding at the time of purchase (such option shall be exercisable by delivery of a written notice from the Senior Term Loan Agent to the ABL Agent and the Borrower (the “ABL Purchase Notice”) and received by the ABL Agent and the Borrower no later than fifteen (15) Business Days after the date of the occurrence of such ABL Purchase Event; any such purchase, an “ABL Purchase”; and the persons effecting such purchase, the “ABL Purchasing Parties”); provided that (A) at the time of (and as a condition to) any ABL Purchase all commitments pursuant to any then outstanding ABL Credit Agreement shall have terminated, (B) any ABL Purchase shall be effected not later than five (5) Business Days following date on which the ABL Agent received the ABL Purchase Notice, and (C) any ABL Purchase shall not in any way affect any rights of the ABL Secured Parties with respect to indemnification and other obligations of the Grantors under the ABL Loan Documents that are expressly stated to survive the termination of the ABL Documents (the “Surviving ABL Obligations”). Such ABL Purchase Notice from the Senior Term Loan Agent to the ABL Agent and the Borrower shall be irrevocable unless otherwise agreed in writing by the ABL Agent, and such purchase shall occur no later than five (5) Business Days after the ABL Purchase Notice was received by the ABL Agent and the Borrower. The obligations of the ABL Secured Parties hereunder to sell the ABL Obligations owing to them are several and not joint and several.

(b) Without limiting the obligations of the Grantors to the ABL Secured Parties under the ABL Loan Documents with respect to the Surviving ABL Obligations, on the date of an ABL Purchase, the ABL Purchasing Parties shall (i) pay to the ABL Secured Parties as the purchase price (the “ABL Purchase Price”) 100% of the amount of all ABL Secured Obligations (other than Unasserted Contingent Obligations) then outstanding and unpaid (including principal, interest, fees, breakage costs, attorneys’ and advisors’ fees and expenses (in each case, whether or not invoiced or final)), payable in cash, (ii) furnish cash collateral to the ABL Secured Parties in such amounts as the relevant ABL Secured Parties determine is reasonably necessary to secure such ABL Secured Parties in connection with any ABL Secured Obligations in respect of Bank Products Obligations Agreements and Specified Secured Creditor Agreements, without prejudice to the right of such ABL Secured Parties to terminate any such Bank Products Obligations Agreements or Specified Secured Creditor Agreements at any time, (iii) furnish cash collateral to the ABL Secured Parties in such amounts as the relevant ABL Secured Parties determine is reasonably necessary to secure such ABL Secured Parties in connection with any outstanding Letters of Credit (as defined in the ABL Credit Agreement) (not to exceed 105% of the aggregate undrawn face amount of such letters of credit) and (iv) agree to reimburse the ABL Secured Parties for (x) returned payment items relating to any checks or other payments provisionally credited to the ABL Secured Obligations and/or as to which the ABL Secured Parties have not yet received final payment and, in each case, are reflected in the ABL Purchase Price and (y) to the extent that the cash collateral furnished pursuant to clauses (ii) and/or (iii) is insufficient, all amounts thereafter drawn under any outstanding Letters of Credit or thereafter payable by the ABL Secured Parties (or any of them) in respect of Bank Products Obligations Agreements and Specified Secured Creditor Agreements.

(c) The ABL Purchase Price and cash collateral shall be remitted by wire transfer in immediately available funds to such account of the ABL Agent as it shall designate to the ABL Purchasing Parties. The ABL Agent shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the ABL Purchase Price to the ABL Secured Parties in accordance with their holdings of the applicable ABL Secured Obligations. Interest shall be calculated to but excluding the day on which the ABL Purchase occurs if the amounts so paid by the ABL Purchasing Parties to the account designated by the ABL Agent are received in such account prior to 1:00 p.m., New York City time, and interest shall be calculated to and including such day if the amounts so paid by the ABL Purchasing Parties to the account designated by the ABL Agent are received in such account later than 1:00 p.m., New York City time.

(d) After the date of such ABL Purchase (i) the ABL Agent will promptly provide the Senior Term Loan Agent with written notification of the termination of any Bank Products Obligations Agreements or Specified Secured Creditor Agreements and the cancellation or termination of any Letters of Credit (as defined in the ABL Credit Agreement), in each case, for which the ABL Purchasing Parties have provided cash collateral, and (ii) to the extent any Bank Products Obligations Agreements or Specified Secured Creditor Agreements are terminated or any Letters of Credit are cancelled or terminated without being drawn, the ABL Agent shall return to the ABL Purchasing Parties such portion of the cash collateral furnished to the ABL Agent as collateral therefor and not applied to the satisfaction of the ABL Secured Obligations to which such cash collateral relates.

(e) The ABL Purchase shall be made without representation or warranty of any kind by the ABL Secured Parties as to the ABL Secured Obligations, the ABL Priority Collateral or otherwise and without recourse to the ABL Secured Parties, except that the ABL Secured Parties shall represent and warrant: (i) the amount of the ABL Secured Obligations being purchased, (ii) that the ABL Secured Parties own the ABL Secured Obligations free and clear of any Liens (other than participation interests not prohibited under the ABL Credit Agreement, in which case the ABL Purchase Price shall be appropriately adjusted so that the ABL Purchasing Parties do not pay amounts in respect of any participation interests that remain in effect) and (iii) that the ABL Secured Parties have the right to assign the ABL Secured Obligations and the assignment is duly authorized.

(f) The ABL Purchase shall be made pursuant to assignment documentation in form and substance reasonably satisfactory to the ABL Agent (with the reasonable and documented cost of such documentation to be paid by the Grantors or, if the Grantors do not make such payment, by the respective purchasers, who shall have the right to obtain reimbursement of same from the Grantors).

(g) The obligations of the ABL Secured Parties to sell their respective ABL Secured Obligations under this Section 4.4(g) are several and not joint and several. To the extent any ABL Secured Party breaches its obligation to sell its ABL Secured Obligations under this Section 4.4(g) (a “Defaulting ABL Secured Party”), nothing in this Section 4.4(g) shall be deemed to require the ABL Agent or any other ABL Secured Party to purchase such Defaulting ABL Secured Party’s ABL Secured Obligations for resale to any Senior Term Loan Secured Party, and in all cases the ABL Agent and each ABL Secured Party complying with the terms of this Section 4.4(g) shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting ABL Secured Party; provided that nothing in this Section 4.4(g) shall require any ABL Purchasing Party to purchase less than all of the ABL Secured Obligations.

(h) Each Grantor irrevocably consents to any assignment effected to one or more Senior Term Loan Secured Parties pursuant to this Section 4.4 for purposes of all ABL Loan Documents and hereby agrees that no further consent to any such assignment pursuant to this Section from such Grantor shall be required.

4.5 Option to Purchase Senior Term Loan Secured Obligations.

(a) Without prejudice to the enforcement of remedies by the Senior Term Loan Agent (whether in its capacity as First Priority Representative or Second Priority Representative) or the Senior Term Loan Secured Parties, the Senior Term Loan Secured Parties agree that at any time following (i) acceleration of the Senior Term Loan Secured Obligations in accordance with the terms of the Senior Term Loan Agreement, (ii) unless (x) the ABL Agent has not delivered a Senior Term Loan Purchase Notice within the time period set forth in this Section 4.5(a) or (y) the Senior Term Loan Purchase has been effectuated in accordance with this Section 4.5(a), the commencement of an Enforcement Action by the Senior Term Loan Secured Parties after an “Event of Default” under the Senior Term Loan Agreement or (iii) the commencement of an Insolvency Proceeding by or against any Grantor (each, a “Senior Term Loan Purchase Event”), the ABL Secured Parties (whether one or more) shall have the option to purchase by way of assignment, and the Senior Term Loan Secured Parties, severally and not jointly, hereby offer the ABL Secured Parties the option to purchase by way of assignment all, but not less than all, of the aggregate amount of Senior Term Loan Secured Obligations outstanding at the time of purchase (such option shall be exercisable by delivery of a written notice from the ABL Agent to the Senior Term Loan Agent and the Borrower (the “Senior Term Loan Purchase Notice”) and received by the Senior Term Loan Agent and the Borrower no later than fifteen (15) Business Days after the date of the occurrence of such Senior Term Loan Purchase Event; any such purchase, a “Senior Term Loan Purchase”; and the persons effecting such purchase, the “Senior Term Loan Purchasing Parties”); provided that (A) at the time of (and as a condition to) any Senior Term Loan Purchase all commitments pursuant to the Senior Term Loan Agreement shall have terminated, (B) any Senior Term Loan Purchase shall be effected not later than five (5) Business Days following the date on which the Senior Term Loan Agent received the Senior Term Loan Purchase Notice and (C) any Senior Term Loan Purchase shall not in any way affect any rights of the Senior Term Loan Secured Parties with respect to indemnification and other obligations of the Grantors under the Term Loan Documents that are expressly stated to survive the termination of the Term Loan Documents or the repayment of the Senior Term Loans (the “Surviving Senior Term Loan Obligations”). Such Senior Term Loan Purchase Notice from the ABL Agent to the Senior Term Loan Agent and the Borrower shall be irrevocable unless otherwise agreed in writing by the Senior Term Loan Agent, and such purchase shall occur not later than five (5) Business Days after the Senior Term Loan Purchase Notice was received by the Senior Term Loan Agent and the Borrower. The obligations of the Senior Term Loan Secured Parties hereunder to sell the Senior Term Loan Secured Obligations owing to them are several and not joint and several.

(b) Without limiting the obligations of the Grantors to the Senior Term Loan Secured Parties under the Term Loan Documents with respect to the Surviving Senior Term Loan Secured Obligations, on the date of an Senior Term Loan Purchase, the Senior Term Loan Purchasing Parties shall (i) pay to the Senior Term Loan Secured Parties as the purchase price (the “Senior Term Loan Purchase Price”) 100% of the amount of all Senior Term Loan Secured Obligations (other than unasserted contingent indemnification obligations) then outstanding and unpaid (including principal, interest, fees, breakage costs, attorneys’ and advisors’ fees and expenses (in each case, whether or not invoiced or final)), payable in cash and (ii) agree to reimburse the Senior Term Loan Secured Parties for returned payment items relating to any checks or other payments provisionally credited to the Senior Term Loan Secured Obligations and/or as to which the Senior Term Loan Secured Parties have not yet received final payment and, in each case, are reflected in the Senior Term Loan Purchase Price.

(c) The Senior Term Loan Purchase Price shall be remitted by wire transfer in immediately available funds to such account of the Senior Term Loan Agent as it shall designate to the Senior Term Loan Purchasing Parties. The Senior Term Loan Agent shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Senior Term Loan Purchase Price to the Senior Term Loan Secured Parties in accordance with their holdings of the applicable Senior Term Loan Secured Obligations. Interest shall be calculated to but excluding the day on which the ABL Purchase occurs if the amounts so paid by the Senior Term Loan Purchasing Parties to the account designated by the Senior Term Loan Agent are received in such account prior to 1:00 p.m., New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Senior Term Loan Purchasing Parties to the account designated by the Senior Term Loan Agent are received in such account later than 1:00 p.m., New York City time.

(d) The Senior Term Loan Purchase shall be made without representation or warranty of any kind by the Senior Term Loan Secured Parties as to the Senior Term Loan Secured Obligations, the Term Loan Priority Collateral or otherwise and without recourse to the Senior Term Loan Secured Parties, except that the Senior Term Loan Secured Parties shall represent and warrant: (i) the amount of the Senior Term Loan Secured Obligations being purchased, (ii) that the Senior Term Loan Secured Parties own the Senior Term Loan Secured Obligations free and clear of any Liens (other than participation interests not prohibited under the Senior Term Loan Agreement, in which case the Senior Term Loan Purchase Price shall be appropriately adjusted so that the Senior Term Loan Purchasing Parties do not pay amounts in respect of any participation interests that remain in effect) and (iii) that the Senior Term Loan Secured Parties have the right to assign the Senior Term Loan Secured Obligations and the assignment is duly authorized.

(e) The Senior Term Loan Purchase shall be made pursuant to assignment documentation in form and substance reasonably satisfactory to the Senior Term Loan Agent (with the reasonable and documented cost of such documentation to be paid by the Grantors or, if the Grantors do not make such payment, by the respective purchasers, who shall have the right to obtain reimbursement of same from the Grantors).

(f) The obligations of the Senior Term Loan Secured Parties to sell their respective Senior Term Loan Secured Obligations under this Section 4.5(f) are several and not joint and several. To the extent any Senior Term Loan Secured Party breaches its obligation to sell its Senior Term Loan Secured Obligations under this Section 4.5(f) (a “Defaulting Senior Term Loan Secured Party”), nothing in this Section 4.5(f) shall be deemed to require the Senior Term Loan Agent or any other Senior Term Loan Secured Party to purchase such Defaulting Senior Term Loan Secured Party’s Senior Term Loan Secured Obligations for resale to any ABL Secured Party, and in all cases the Senior Term Loan Agent and each Senior Term Loan Secured Party complying with the terms of this Section 4.5(f) shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Senior Term Loan Secured Party; provided that nothing in this Section 4.5(f) shall require any Senior Term Loan Purchasing Party to purchase less than all of the Senior Term Loan Secured Obligations.

(g) Each Grantor irrevocably consents to any assignment effected to one or more ABL Secured Parties pursuant to this Section 4.5 for purposes of all Senior Term Loan Documents and hereby agrees that no further consent to any such assignment pursuant to this Section from such Grantor shall be required.

4.6 Option to Purchase ABL Secured Obligations and Senior Term Loan Secured Obligations. Within 10 days after the occurrence of both an ABL Purchase Event and a Senior Term Loan Purchase Event, one or more of the Junior Term Loan Secured Parties (the “Junior Secured

Purchasing Parties”) shall have the right to purchase all of the ABL Secured Obligations and all of the Senior Term Loan Obligations pursuant to the terms and conditions set forth in Sections 4.4 and 4.5 as if such Junior Secured Purchasing Parties were the Senior Term Loan Purchasing Parties and the ABL Purchasing Parties. In the event of a conflict between the purchase right afforded to the Junior Secured Purchasing Parties pursuant to this Section 4.6 and the purchase right afforded to the ABL Purchasing Parties pursuant to Section 4.4 or the purchase right afforded to the Senior Term Loan Purchasing Parties pursuant to Section 4.5, the purchase right afforded to the Junior Secured Purchasing Parties pursuant to this Section 4.6 shall prevail.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions. With respect to each Type of Common Collateral, each of the First Priority Representative, the Second Priority Representative and the Third Priority Representative agrees on behalf of itself and the other First Priority Secured Parties, other Second Priority Secured Parties and other Third Priority Secured Parties, respectively, that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case to challenge, contest or otherwise object to the scope, validity, enforceability, perfection or priority of any Liens in respect of Secured Obligations held by any other Secured Party and no Secured Party shall support any other Person doing any of the foregoing.

5.2 Financing Matters.

(a) If any Grantor becomes subject to any Insolvency Proceeding, and if the First Priority Representative with respect to the ABL Priority Collateral consents (or does not object) to the use of ABL Priority Collateral constituting Common Collateral (for the avoidance of doubt, including but not limited to the use of any such ABL Priority Collateral that is cash collateral) by any Grantor during any Insolvency Proceeding or provides financing to any Grantor under the Bankruptcy Code secured by ABL Priority Collateral or consents (or does not object) to the provision of such financing to any Grantor by any third party (any such financing, whether provided by the First Priority Secured Parties with respect to the ABL Priority Collateral (or any of them) or any third party, being referred to herein as an “ABL Priority DIP Financing”), then the Second Priority Representative with respect to the ABL Priority Collateral agrees, on behalf of itself and the other Second Priority Secured Parties with respect to the ABL Priority Collateral, and the Third Priority Representative with respect to the ABL Priority Collateral agrees, on behalf of itself and the other Third Priority Secured Parties with respect to the ABL Priority Collateral, that each such Second Priority Secured Party and each such Third Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such ABL Priority Collateral or to such ABL Priority DIP Financing, (b) shall only request or accept adequate protection in connection with the use of such ABL Priority Collateral or such ABL Priority DIP Financing as permitted by Section 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens or the Third Priority Liens, as applicable, and any Adequate Protection Liens provided in respect thereof (i) to the Liens on such ABL Priority Collateral securing such ABL Priority DIP Financing on the same terms and conditions as the First Priority Liens on such ABL Priority Collateral are subordinated to such Liens on such ABL Priority Collateral securing such ABL Priority DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection with respect to the ABL Priority Collateral provided to the First Priority Secured Parties with respect to the ABL Priority Collateral, including, without limitation, Adequate Protection Liens on the ABL Priority Collateral provided to the First Priority Secured Parties with respect to the ABL Priority Collateral and (iii) to any “carve-out” with respect to the ABL Priority Collateral for professional and United States Trustee fees agreed to by the First Priority Representative with respect to the ABL Priority Collateral or the other First Priority Secured Parties with respect to the ABL Priority Collateral and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice; provided that, with respect to clauses (a) through (d) above, the aggregate principal amount of (x) any ABL Priority DIP Financing plus (y) the aggregate outstanding principal amount of the ABL Secured Obligations outstanding pursuant to clause (c)(i) of the definition of “Maximum Obligations Amount” as of the date of the commencement of the Insolvency Proceeding shall not exceed $300,000,000.

(b) If any Grantor becomes subject to any Insolvency Proceeding, and if the First Priority Representative with respect to the Term Loan Priority Collateral consents (or does not object) to the use of Term Loan Priority Collateral constituting Common Collateral by any Grantor during any Insolvency Proceeding or provides financing to any Grantor under the Bankruptcy Code secured by Term Loan Priority Collateral or consents (or does not object) to the provision of such financing to any Grantor by any third party (any such financing, whether provided by the First Priority Secured Parties with respect to the Term Loan Priority Collateral (or any of them) or any third party, being referred to herein as an “Senior Term Loan Priority DIP Financing”), then the Second Priority Representative with respect to the Term Loan Priority Collateral agrees, on behalf of itself and the other Second Priority Secured Parties with respect to the Term Loan Priority Collateral, and the Third Priority Representative with respect to the Term Loan Priority Collateral agrees, on behalf of itself and the other Third Priority Secured Parties with respect to the Term Loan Priority Collateral, that each such Second Priority Secured Party and each such Third Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such Term Loan Priority Collateral or to such Senior Term Loan Priority DIP Financing, (b) shall only request or accept adequate protection in connection with the use of such Term Loan Priority Collateral or such Senior Term Loan Priority DIP Financing as permitted by Section 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens or the Third Priority Liens, as applicable, and any Adequate Protection Liens provided in respect thereof (i) to the Liens on such Term Loan Priority Collateral securing such Senior Term Loan Priority DIP Financing on the same terms and conditions as the First Priority Liens on such Term Loan Priority Collateral are subordinated to such Liens on such Term Loan Priority Collateral securing such Senior Term Loan Priority DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection with respect to the Term Loan Priority Collateral provided to the First Priority Secured Parties with respect to the Term Loan Priority Collateral, including, without limitation, Adequate Protection Liens on the Term Loan Priority Collateral provided to the First Priority Secured Parties with respect to the Term Loan Priority Collateral and (iii) to any “carve-out” with respect to the Term Loan Priority Collateral for professional and United States Trustee fees agreed to by the First Priority Representative with respect to the Term Loan Priority Collateral or the other First Priority Secured Parties with respect to the Term Loan Priority Collateral and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice; provided that, with respect to clauses (a) through (d) above, the aggregate principal amount of (x) any Senior Term Loan Priority DIP Financing plus (y) the aggregate outstanding principal amount of the Senior Term Loan Secured Obligations outstanding pursuant to clause (a)(i) of the definition of “Maximum Obligations Amount” as of the date of the commencement of the Insolvency Proceeding shall not exceed $620,000,000.

5.3 Relief From the Automatic Stay. With respect to each Type of Common Collateral, (a) the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that none of them will (i) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in violation thereof, or support any other Person seeking such relief or taking such action, in each case in respect of such Common Collateral, without the prior written consent of the First Priority Representative or (ii) object to, contest, or support any other Person objecting to or contesting, any relief from the automatic stay or from any other stay in any Insolvency Proceeding requested by any First Priority Secured Party and (b) the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that none of them will (i) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in violation thereof, or support any other Person seeking such relief or taking such action, in each case in respect of such Common Collateral, without the prior written consent of the Second Priority Representative or (ii) object to, contest, or support any other Person objecting to or contesting, any relief from the automatic stay or from any other stay in any Insolvency Proceeding requested by any Second Priority Secured Party.

5.4 Adequate Protection.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the First Priority Representative or any other First Priority Secured Party for adequate protection with respect to such Common Collateral, including, without limitation, in the form of Adequate Protection Liens, superpriority claims, interest, fees, expenses or other amounts or (ii) any objection by the First Priority Representative or any other First Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection to the First Priority Secured Parties with respect to such Common Collateral or (iii) the payment of principal, interest, fees, expenses or other amounts to the First Priority Representative or any other First Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or otherwise with respect to such Common Collateral. Notwithstanding anything contained in this Agreement, (1) in any Insolvency Proceeding, the Second Priority Representative and the other Second Priority Secured Parties and the Third Priority Representative and the other Third Priority Secured Parties, in each case with respect to each Type of Common Collateral, may seek, support, accept or retain adequate protection (A) only if the First Priority Secured Parties with respect to such Common Collateral are granted adequate protection that includes Adequate Protection Liens on additional collateral and superpriority claims and such First Priority Secured Parties do not object to the adequate protection being provided to them and (B) solely in the form of (x) Adequate Protection Liens on the same additional collateral, subordinated to the Adequate Protection Liens granted to the First Priority Representative or any other First Priority Secured Party and the Liens securing any DIP Financing provided by, or consented to by (including via non-objection), the First Priority Secured Parties with respect to such Common Collateral on the same basis as the other Second Priority Liens on such Common Collateral and Third Priority Liens on such Common Collateral, as applicable, are so subordinated to the First Priority Liens on such Common Collateral under this Agreement, (y) superpriority claims subordinated (but only to the extent such superpriority claims are satisfied from the proceeds of the Common Collateral on which the First Priority Secured Parties have First Priority Liens) to the superpriority claims granted to the First Priority Secured Parties and (z) non-monetary adequate protection that is customarily provided in an Insolvency Proceeding, including, without limitation, in the form of the provision of information and the ability to monitor such Common Collateral and (2) with respect to each Type of Common Collateral, in the event any Second Priority Secured Party or any Third Priority Secured Party receives adequate protection in the form of Adequate Protection Liens, then the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, or the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, as the case may be, (i) consents to the First Priority Representative having a senior Adequate Protection Lien on such additional collateral as security for the First Priority Obligations and that any Adequate Protection Liens granted to the Second Priority Secured Parties and the Third Priority Secured Parties, on any additional collateral shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any DIP Financing provided by, or consented to by (including via non-objection), the First Priority Secured Parties with respect to such Common Collateral (and all obligations relating thereto) and any Adequate Protection Liens granted to the First Priority Secured Parties, with such subordination to be on the same terms that the other Second Priority Liens are subordinated to such First Priority Liens under this Agreement or that the other Third Priority Liens are subordinated to such First Priority Liens and the Second Priority Liens under this Agreement, as applicable, and (ii) agrees that, if the bankruptcy court does not grant the First Priority Secured Parties a senior Adequate Protection Lien on such additional collateral, then the Second Priority Secured Parties or Third Priority Secured Parties, as the case may be, shall be deemed to hold and have held their Adequate Protection Lien on such additional collateral for the benefit of the First Priority Secured Parties (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1) and, until the First Priority Obligations Payment Date, any distributions in respect of such additional collateral received by the Second Priority Secured Parties or Third Priority Secured Parties, as applicable, shall be segregated and held in trust and promptly turned over to the First Priority Representative to repay the First Priority Obligations. To the extent so authorized by a court of competent jurisdiction, upon the turnover of such distributions as contemplated by the immediately preceding sentence, the Second Priority Obligations or Third Priority Obligations, as applicable, purported to be satisfied by such distributions shall be immediately reinstated in full as though such payment had never occurred.

(b) With respect to each Type of Common Collateral (but without limiting, and subject in all respects to, Section 5.4(a)), the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Second Priority Representative or any other Second Priority Secured Party for adequate protection with respect to such Common Collateral, including, without limitation, in the form of Adequate Protection Liens, superpriority claims, interest, fees, expenses or other amounts or (ii) any objection by the Second Priority Representative or any other Second Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection to the Second Priority Secured Parties with respect to such Common Collateral or (iii) the payment of principal, interest, fees, expenses or other amounts to the Second Priority Representative or any other Second Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or otherwise with respect to such Common Collateral. Notwithstanding anything contained in this Agreement, (1) in any Insolvency Proceeding, the Third Priority Representative and the other Third Priority Secured Parties, with respect to each Type of Common Collateral, may seek, support, accept or retain adequate protection (A) only if the Second Priority Secured Parties with respect to such Common Collateral are granted adequate protection that includes Adequate Protection Liens on additional collateral and superpriority claims and such Second Priority Secured Parties do not object to the adequate protection being provided to them and (B) solely in the form of (x) an Adequate Protection Liens on the same additional collateral, subordinated to the Adequate Protection Liens granted to the Second Priority Representative or any other Second Priority Secured Party and the Liens securing any DIP Financing provided by, or consented to by (including via non-objection), the Second Priority Secured Parties with respect to such Common Collateral on the same basis as the other Third Priority Liens on such Common Collateral are so subordinated to the Second Priority Liens on such Common Collateral under this Agreement, (y) superpriority claims subordinated (but only to the extent such superpriority claims are satisfied from the proceeds of the Common Collateral on which the Second Priority Secured Parties have Second Priority Liens) to the superpriority claims granted to the Second Priority Secured Parties and (z) non-monetary adequate protection that is customarily provided in an Insolvency Proceeding, including, without limitation, the provision of information and the ability to monitor such Common Collateral and (2) with respect to each Type of Common Collateral, in the event any Third Priority Secured Party receives adequate protection in the form of Adequate Protection Liens, then the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, (i) consents to the Second Priority Representative having a senior Adequate Protection Lien on such additional collateral as security for the Second Priority Obligations and that any Adequate Protection Liens granted to the Third Priority Secured Parties on any additional collateral shall be subordinated to the Liens on such collateral securing the Second Priority Obligations and any DIP Financing provided by, or consented to by, the Second Priority Secured Parties with respect to such Common Collateral (and all obligations relating thereto) and any Adequate Protection Liens granted to the Second Priority Secured Parties, with such subordination to be on the same terms that the other Third Priority Liens are subordinated to such Second Priority Liens under this Agreement and (ii) agrees that, if the bankruptcy court does not grant the Second Priority Secured Parties a senior Adequate Protection Lien on such additional collateral, then the Third Priority Secured Parties shall be deemed to hold and have held their Adequate Protection Lien on such additional collateral for the benefit of the Second Priority Secured Parties (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1) and, until the Second Priority Obligations Payment Date, any distributions in respect of such additional collateral received by the Third Priority Secured Parties shall be segregated and held in trust and promptly turned over to the Second Priority Representative to repay the Second Priority Obligations. To the extent so authorized by a court of competent jurisdiction, upon the turnover of such distributions as contemplated by the immediately preceding sentence, the Third Priority Obligations purported to be satisfied by such distributions shall be immediately reinstated in full as though such payment had never occurred.

5.5 Avoidance Issues.

(a) With respect to each Type of Common Collateral, if any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, and the First Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Secured Parties and the Third Priority Secured Parties with respect to each Type of Common Collateral agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation with respect to such Common Collateral made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b) With respect to each Type of Common Collateral, if any Grantor receives a Recovery from any Second Priority Secured Party, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Second Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, and the Second Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Third Priority Secured Parties with respect to each Type of Common Collateral agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation with respect to such Common Collateral made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6 Asset Dispositions in an Insolvency Proceeding.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that (i) none of them shall, in an Insolvency Proceeding, object to or oppose (or support any Person in objecting to or opposing) any sale or disposition of any such Common Collateral that is supported by the First Priority Secured Parties, and (ii) they will be deemed to have consented under section 363 of the Bankruptcy Code (and otherwise) to any such sale supported by the First Priority Secured Parties free and clear of any Liens or other claims in such Common Collateral; provided that (x) if the Second Priority Secured Parties (or the Second Priority Representative on their behalf) or the Third Priority Secured Parties (or the Third Priority Representative on their behalf) have consented (or are deemed to have consented) to such sale or disposition of such assets, the Second Priority Representative or the Second Priority Secured Parties, or the Third Priority Representative or the Third Priority Secured Parties, as the case may be, may assert any objection or opposition that could be asserted by an unsecured creditor in any such Insolvency Proceeding and (y) the Second Priority Representative and the Second Priority Secured Parties or the Third Priority Representative and the Third Priority Secured Parties, as the case may be, shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition so long as the First Priority Obligations Payment Date shall occur upon consummation of such sale or disposition; provided that the Second Priority Secured Parties shall not be deemed to have agreed to any credit bid by other Secured Parties in connection with a single sale of both ABL Priority Collateral and Term Loan Priority Collateral.

(b) With respect to each Type of Common Collateral (but without limiting, and subject in all respects to, Section 5.6(a)), the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that (i) none of them shall, in an Insolvency Proceeding, object to or oppose (or support any Person in objecting to or opposing) any sale or disposition of any such Common Collateral that is supported by the Second Priority Secured Parties, and (ii) they will be deemed to have consented under section 363 of the Bankruptcy Code (and otherwise) to any such sale supported by the Second Priority Secured Parties free and clear of any Liens or other claims in such Common Collateral; provided that (x) if the Third Priority Secured Parties (or the Third Priority Representative on their behalf) have consented (or are deemed to have consented) to such sale or disposition of such assets, the Third Priority Secured Parties, as the case may be, may assert any objection or opposition that could be asserted by an unsecured creditor in any such Insolvency Proceeding and (y) the Third Priority Representative and the Third Priority Secured Parties, as the case may be, shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition so long as the Second Priority Obligations Payment Date shall occur upon consummation of such sale or disposition.

(c) If a single sale or disposition of Collateral in an Insolvency Proceeding includes both ABL Priority Collateral and Term Loan Priority Collateral, the ABL Agent and the Senior Term Loan Agent shall use commercially reasonable efforts in good faith to allocate the proceeds received in connection with such sale or disposition between the ABL Priority Collateral and the Term Loan Priority Collateral. If the ABL Agent and the Senior Term Loan Agent are unable to agree on such allocation within ten (10) Business Days (or such other period of time as ABL Agent and the Senior

Term Loan Agent agree) of the consummation of such sale or disposition, then either of them may apply to a court of competent jurisdiction to make a determination as to the allocation of such proceeds. It is understood and agreed that proceeds of equity interests (other than, for the avoidance of doubt, cash equivalents) shall not be subject to this section and shall constitute Term Loan Priority Collateral.

5.7 Separate Grants of Security and Separate Classification. Each of the ABL Agent, on behalf of itself and the ABL Secured Parties, the Senior Term Loan Agent, on behalf of itself and the Senior Term Loan Secured Parties, and the Junior Term Loan Agent, on behalf of itself and the Junior Term Loan Secured Parties, acknowledges and agrees that (i) the grant of Liens on the Common Collateral securing the ABL Secured Obligations constitutes a separate and distinct grant of Liens from the grant of Liens on such Common Collateral securing the Senior Term Loan Secured Obligations and from the grant of Liens on such Common Collateral securing the Junior Term Loan Secured Obligations, (ii) the grant of Liens on the Common Collateral securing the Senior Term Loan Secured Obligations constitutes a separate and distinct grant of Liens from the grant of Liens on such Common Collateral securing the Junior Term Loan Secured Obligations and (iii) because of, among other things, their differing rights in such Common Collateral, each of the ABL Secured Obligations, Senior Term Loan Secured Obligations and Junior Term Loan Secured Obligations is fundamentally different and must be separately classified in any plan of reorganization proposed or confirmed in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if a court of competent jurisdiction holds that the claims of the First Priority Secured Parties, the claims held by the Second Priority Secured Parties and the claims held by the Third Priority Secured Parties in respect of any Type of Common Collateral constitute more than one secured claim (rather than separate classes of first, second and third priority secured claims), then:

(a) the Second Priority Secured Parties and the Third Priority Secured Parties in respect of such Common Collateral hereby acknowledge and agree that all distributions shall be made as if there were separate classes of first, second and third priority secured claims against the relevant Grantors in respect of such Common Collateral (with the effect being that, to the extent that the aggregate value of such Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties and the Third Priority Secured Parties), the First Priority Secured Parties with respect to such Common Collateral shall be entitled to receive, in addition to distributions to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest (at the applicable non-default rate) before any distribution is made in respect of the claims held by the Second Priority Secured Parties and the Third Priority Secured Parties with respect to such Common Collateral), with the Second Priority Secured Parties and the Third Priority Secured Parties with respect to such Common Collateral hereby acknowledging and agreeing to turn over to the First Priority Secured Parties with respect to such Common Collateral distributions otherwise received or receivable by them in respect of such Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties and/or the Third Priority Secured Parties with respect to such Common Collateral; and

(b) without limiting, and subject in all respects to, Section 5.7(a), the Third Priority Secured Parties in respect of such Common Collateral hereby acknowledge and agree that all distributions shall be made as if there were separate classes of first, second and third priority secured claims against the relevant Grantors in respect of such Common Collateral (with the effect being that, to the extent that the aggregate value of such Common Collateral is sufficient (for this purpose ignoring all claims held by the Third Priority Secured Parties), the Second Priority Secured Parties with respect to such Common Collateral shall be entitled to receive, in addition to distributions to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of

Post-Petition Interest (at the applicable non-default rate) before any distribution is made in respect of the claims held by the Third Priority Secured Parties with respect to such Common Collateral), with the Third Priority Secured Parties with respect to such Common Collateral hereby acknowledging and agreeing to turn over to the Second Priority Secured Parties with respect to such Common Collateral distributions otherwise received or receivable by them in respect of such Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of Third Priority Secured Parties with respect to such Common Collateral.

5.8 Plans of Reorganization.

(a) With respect to each Type of Common Collateral, if the claims of the First Priority Secured Parties, the claims held by the Second Priority Secured Parties and the claims held by the Third Priority Secured Parties constitute only one secured claim pursuant to any plan of reorganization proposed in an Insolvency Proceeding (rather than separate classes of first, second and third priority secured claims), notwithstanding the objection to, and vote against, such plan by such Secured Parties in accordance with Section 5.7:

(i) no Second Priority Secured Party and no Third Priority Secured Party shall support or vote its applicable claims in respect of its Secured Obligations in favor of such plan of reorganization (and each shall vote and shall be deemed to have voted to reject any plan of reorganization) unless such plan (A) pays off, in cash in full, all First Priority Obligations or (B) is supported by the First Priority Representative. If any such Second Priority Secured Party or Third Priority Secured Party with respect to any Type of Common Collateral votes its applicable claims in respect of its Secured Obligations in favor of any plan or reorganization in violation of this Section 5.8(a)(i), such Second Priority Secured Party or Third Priority Secured Party irrevocably agrees that such vote shall be deemed unauthorized, void and of no force and effect and the First Priority Representative shall be, and shall be deemed, such party’s “authorized agent” under Bankruptcy Rules 3018(c) and 9010, and that the First Priority Representative shall be authorized and entitled to withdraw such vote and submit a superseding ballot on behalf of such Second Priority Secured Party or such Third Priority Secured Party that is consistent herewith; and

(ii) without limiting, and subject in all respects to, Section 5.8(a)(i), no Third Priority Secured Party shall support or vote its applicable claims in respect of its Secured Obligations in favor of such plan of reorganization (and each shall vote and shall be deemed to have voted its applicable claims in respect of its Secured Obligations to reject any plan of reorganization) unless such plan (A) pays off, in cash in full, all Second Priority Obligations or (B) is supported by the Second Priority Representative. If any such Third Priority Secured Party with respect to any Type of Common Collateral votes its applicable claims in respect of its Secured Obligations in favor of any plan or reorganization in violation of this Section 5.8(a)(ii), such Third Priority Secured Party irrevocably agrees that such vote shall be deemed unauthorized, void and of no force and effect and the Second Priority Representative shall be, and shall be deemed, such party’s “authorized agent” under Bankruptcy Rules 3018(c) and 9010, and that the Second Priority Representative shall be authorized and entitled to withdraw such vote and submit a superseding ballot on behalf of such Third Priority Secured Party that is consistent herewith.

(b) If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of ABL Secured Obligations, on account of Senior Term Loan Secured Obligations and on account of Junior Term Loan Secured

Obligations, then, to the extent the debt obligations distributed on account of the ABL Secured Obligations, on account of the Senior Term Loan Secured Obligations and on account of the Junior Term Loan Secured Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

5.9 Other Matters.

(a) With respect to each Type of Common Collateral, to the extent that the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, has or acquires rights under section 363 or section 364 of the Bankruptcy Code with respect to any of such Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, not to assert any of such rights without the prior written consent of the First Priority Representative with respect to such Common Collateral; provided that if requested by the First Priority Representative, the Second Priority Representative and/or the Third Priority Representative with respect to such Common Collateral shall timely exercise such rights in the manner requested by such First Priority Representative, including any rights to payments in respect of such rights.

(b) Without limiting, and subject in all respects to, Section 5.9(a), with respect to each Type of Common Collateral, to the extent that the Third Priority Representative or any other Third Priority Secured Party, has or acquires rights under section 363 or section 364 of the Bankruptcy Code with respect to any of such Common Collateral, the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, not to assert any of such rights without the prior written consent of the Second Priority Representative with respect to such Common Collateral; provided that if requested by the Second Priority Representative, the Third Priority Representative with respect to such Common Collateral shall timely exercise such rights in the manner requested by such Second Priority Representative, including any rights to payments in respect of such rights.

5.10 No Waiver of Rights of First Priority Secured Parties. With respect to each Type of Common Collateral, nothing contained herein shall prohibit or in any way limit the (a) First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party or Third Priority Secured Party other than any action taken by such Second Priority Secured Party or Third Priority Secured Party, as the case may be, that is expressly permitted by this Agreement and (b) subject to clause (a), Second Priority Representative or any other Second Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Third Priority Secured Party other than any action taken by such Third Priority Secured Party, as the case may be, that is expressly permitted by this Agreement.

5.11 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. Upon the commencement of an Insolvency Proceeding, all references in this Agreement to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor in any Insolvency Proceeding, and the rights and obligations hereunder of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties with respect to each Type of Collateral shall be fully enforceable as between such parties regardless of the pendency of Insolvency Proceedings or any related limitations on the enforcement of this Agreement against any Grantor.

SECTION 6. Matters Relating to Loan Documents.

6.1 General.

(a) Each of the ABL Agent, on behalf of itself and the ABL Secured Parties, the Senior Term Loan Agent, on behalf of itself and the Senior Term Loan Secured Parties, the Junior Term Loan Agent, on behalf of itself and the Junior Term Loan Secured Parties, and each Grantor agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Priority Documents, the Second Priority Documents or the Third Priority Documents in violation of this Agreement.

(b) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, in the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Priority Security Document and to the Comparable Third Priority Security Document without the consent of or action by any Second Priority Secured Party or Third Priority Secured Party (with each First Priority Security Document as so amended, and each Second Priority Security Document as so amended, continuing to be subject to the terms hereof); provided that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Security Document or Third Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Secured Parties or the Third Priority Secured Parties and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to the Second Priority Security Documents or the Third Priority Security Documents, as applicable, without the consent of the Second Priority Representative or the Third Priority Representative, as applicable and (iii) notice of such amendment, waiver or consent shall be given to the Second Priority Representative and the Third Priority Representative by the First Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof or cause a default by any Grantor under the Loan Documents.

(c) Each of the Grantors and the Representatives agrees that each First Priority Security Document, Second Priority Security Document and Third Priority Security Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the Representatives, which approval shall not be unreasonably withheld or delayed.

6.2 Restrictions on Refinancings.

(a) The indebtedness under the ABL Credit Agreement may be Refinanced, in whole but not in part, with the same or different lenders or Representatives in a Refinancing, without the consent of the (i) Senior Term Loan Agent or the holders of the Senior Term Loan Secured Obligations or (ii) the Junior Term Loan Agent or the holders of the Junior Term Loan Obligations; provided that (x) the holders of any indebtedness resulting from such Refinancing (or the Representative thereof) shall have become bound in writing to the terms of this Agreement in the manner set forth in Section 10 (and shall have delivered a copy of the Representative Joinder Agreement pursuant to which such holders or such Representative shall have become bound to the terms of this Agreement to each other party to this Agreement in the manner provided for notices set forth in Section 11.7) and (y) no such Refinancing shall have the effect of increasing the principal amount of ABL Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the ABL Secured Obligations.

(b) The indebtedness in respect of the Senior Term Loans may be Refinanced, in whole or in part, with the same or different lenders or Representatives in a Refinancing, without the consent of (i) the ABL Agent or the ABL Secured Parties or (ii) the Junior Term Loan Agent or the Junior Term Loan Secured Parties; provided that (x) the holders of any indebtedness resulting from such Refinancing (or the Representative thereof) shall have become bound in writing to the terms of this Agreement in the manner set forth in Section 10 (and shall have delivered a copy of the Representative Joinder Agreement pursuant to which such holders or such Representative shall have become bound to the terms of this Agreement to each other party to this Agreement in the manner provided for notices set forth in Section 11.7) and (y) no such Refinancing shall have the effect of increasing the principal amount of Senior Term Loan Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Senior Term Loan Secured Obligations.

(c) The indebtedness in respect of the Junior Term Loans may be Refinanced, in whole or in part, with the same or different lenders or Representatives in a Refinancing, without the consent of (i) the ABL Agent or the ABL Secured Parties or (ii) the Senior Term Loan Agent or the Senior Term Loan Secured Parties; provided that (x) the holders of any indebtedness resulting from such Refinancing (or the Representative thereof) shall have become bound in writing to the terms of this Agreement in the manner set forth in Section 10 (and shall have delivered a copy of the Representative Joinder Agreement pursuant to which such holders or such Representative shall have become bound to the terms of this Agreement to each other party to this Agreement in the manner provided for notices set forth in Section 11.7) and (y) no such Refinancing shall have the effect of increasing the principal amount of Junior Term Loan Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Junior Term Loan Secured Obligations.

6.3 Restrictions on Amendments, Supplements and Modifications.

(a) The ABL Loan Documents may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms; provided, however, that no such amendment, supplement or modification shall, without the consent of each of the Senior Term Loan Agent and the Junior Term Loan Agent, have the effect of:

(i) increasing the principal amount of ABL Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the ABL Secured Obligations, or

(ii) changing the scheduled date for repayment of the loans outstanding or permitted to be outstanding under the ABL Credit Agreement to an earlier date.

(b) The Senior Term Loan Documents may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms; provided, however, that no such amendment, supplement or modification shall, without the consent of each of ABL Agent and the Junior Term Loan Agent, have the effect of:

(i) increasing the principal amount of Senior Term Loan Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Senior Term Loan Secured Obligations,

(ii) changing the final scheduled date for repayment of any loans (or any tranche or class thereof) outstanding or permitted to be outstanding under the Senior Term Loan Agreement to an earlier date, or

(iii) modifying the terms of payments in respect of Excess Cash Flow in a manner that increases the amount or frequency of any such payments.

(c) The Junior Term Loan Documents may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms; provided, however, that no such amendment, supplement or modification shall, without the consent of each of ABL Agent and the Senior Term Loan Agent, have the effect of:

(i) increasing the principal amount of Junior Term Loan Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Junior Term Loan Secured Obligations, or

(ii) changing the final scheduled date for repayment of any loans (or any tranche or class thereof) outstanding or permitted to be outstanding under the Junior Term Loan Agreement to an earlier date.

For the avoidance of doubt, this Section 6.3 shall not apply to any ABL Priority DIP Financing or Senior Term Loan Priority DIP Financing.

SECTION 7. Cooperation with Respect to ABL Priority Collateral.

7.1 Consent to License to Use Intellectual Property. The First Priority Representative with respect to the Term Loan Priority Collateral (and any purchaser, assignee or transferee of assets as provided in Section 7.3) (a) consents (without any representation, warranty or obligation whatsoever) to the grant by any Grantor to the ABL Agent of a non-exclusive, royalty-free license (which will be binding on any successor or assignee of the intellectual property) to use during the ABL Priority Collateral Processing and Sale Period any Intellectual Property Collateral of such Grantor that is Term Loan Priority Collateral (or any Intellectual Property Collateral acquired by such purchaser, assignee or transferee from any Grantor, as the case may be) and (b) grants, in its capacity as a secured party (or as a purchaser, assignee or transferee, as the case may be), to the ABL Agent a non-exclusive royalty-free license (which will be binding on any successor or assignee of the intellectual property) to use during the ABL Priority Collateral Processing and Sale Period, any Intellectual Property Collateral that is Term Loan Priority Collateral (or subject to such purchase, assignment or transfer, as the case may be), in each case in connection with the enforcement of any Lien held by the ABL Agent upon any inventory or other ABL Priority Collateral of any Grantor and to the extent the use of such Intellectual Property Collateral is necessary or appropriate, in the good faith opinion of the ABL Agent, to process, ship, produce, store, complete, supply, lease, sell (by public auction, private sale or “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented inventory of the same type sold in the Grantors’ business) or otherwise dispose of any such inventory in any lawful manner. In the event that any ABL Secured Party has commenced and is continuing any Enforcement Action with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by any Grantor (with the consent of the ABL Agent), the First Priority Representative with respect to the Term Loan Priority Collateral may not sell, assign or otherwise transfer the related Term Loan Priority Collateral prior to the expiration of the ABL Priority Collateral Processing and Sale Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 7.1.

7.2 Access to Information.

(a) If the First Priority Representative with respect to the Term Loan Priority Collateral, takes actual possession of any documentation that is the property of a Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the First Priority Representative with respect to the Term Loan Priority Collateral), then upon request of the ABL Agent and reasonable advance notice, the First Priority Representative with respect to the Term Loan Priority Collateral will permit the ABL Agent or its representative to inspect and copy such documentation if and to the extent the ABL Agent certifies to the First Priority Representative with respect to the Term Loan Priority Collateral that:

(i) such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the ABL Agent, to the enforcement of the ABL Agent’s Liens upon any ABL Priority Collateral; and

(ii) the ABL Agent and the ABL Secured Parties are entitled to receive and use such information under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

(b) If the ABL Agent, as First Priority Representative with respect to the ABL Priority Collateral, takes actual possession of any documentation that is the property of a Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the ABL Agent), then upon request of the First Priority Representative with respect to the Term Loan Priority Collateral and reasonable advance notice, the ABL Agent will permit the First Priority Representative with respect to the Term Loan Priority Collateral or its representative to inspect and copy such documentation if and to the extent the First Priority Representative with respect to the Term Loan Priority Collateral certifies to the ABL Agent that:

(i) such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the First Priority Representative with respect to the Term Loan Priority Collateral, to the enforcement of the Liens of the First Priority Representative with respect to the Term Loan Priority Collateral upon any Term Loan Priority Collateral; and

(ii) the First Priority Secured Parties with respect to the Term Loan Priority Collateral are entitled to receive and use such information under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

7.3 Access to Property to Process and Sell Inventory.

(a) (i) In the event of any Enforcement Action taken by the ABL Agent in respect of the ABL Priority Collateral (“ABL Priority Collateral Enforcement Actions”) or if the First Priority Representative with respect to the Term Loan Priority Collateral commences any action or proceeding with respect to any of their respective rights or remedies (including, but not limited to, any action of foreclosure), enforcement, collection or execution with respect to the Term Loan Priority Collateral (or a purchaser at a foreclosure sale conducted in foreclosure of a First Priority Lien or Second Priority Lien, as the case may be, on any Term Loan Priority Collateral takes actual or constructive possession of the Term Loan Priority Collateral of any Grantor) (“Term Loan Priority Collateral Enforcement Actions”), then the First Priority Representative with respect to the Term Loan Priority Collateral, the First Priority Secured Parties with respect to the Term Loan Priority Collateral, the Second Priority Representative with respect to the Term Loan Priority Collateral and the Second

Priority Secured Parties with respect to the Term Loan Priority Collateral (subject to, in the case of any Term Loan Priority Collateral Enforcement Action, a prior written request by the ABL Agent to the First Priority Representative with respect to the Term Loan Priority Collateral (the “Term Loan Priority Collateral Enforcement Action Notice”)) shall (x) cooperate with the ABL Agent (and with its officers, employees, representatives and agents) at the cost and expense of the ABL Secured Parties (subject to the Grantors’ reimbursement and indemnity obligations with respect thereto under the Loan Documents) in its efforts to conduct ABL Priority Collateral Enforcement Actions in the ABL Priority Collateral and to finish any work-in-process and process, ship, produce, store, complete, supply, lease, sell or otherwise handle, deal with, assemble or dispose of, in any lawful manner, the ABL Priority Collateral, (y) not hinder or restrict in any respect the ABL Agent from conducting ABL Priority Collateral Enforcement Actions in the ABL Priority Collateral or from finishing any work-in-process or processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Priority Collateral, and (z) permit the ABL Agent, its employees, agents, advisers and representatives, at the cost and expense of the ABL Secured Parties (subject to the Grantors’ reimbursement and indemnity obligations with respect thereto under the Loan Documents), to enter upon and use the Term Loan Priority Collateral (including, without limitation, equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and intellectual property), for a period commencing on (I) the date of the initial ABL Priority Collateral Enforcement Action or the date of delivery of the Term Loan Priority Collateral Enforcement Action Notice, as the case may be, and (II) ending on the date occurring 180 days thereafter (such period, as the same may be extended with the written consent of the First Priority Representative with respect to the Term Loan Priority Collateral as contemplated by the final sentence of this Section 7.3(a)(i), the “ABL Priority Collateral Processing and Sale Period”), for purposes of:

(A)	assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods any ABL Priority Collateral consisting of work-in-process;

(B)	selling any or all of the ABL Priority Collateral located in or on such Term Loan Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise;

(C)	removing and transporting any or all of the ABL Priority Collateral located in or on such Term Loan Priority Collateral;

(D)	otherwise processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Priority Collateral; and/or

(E)	taking reasonable actions to protect, secure, and otherwise enforce the rights or remedies of the ABL Secured Parties and/or the ABL Agent (including with respect to any ABL Priority Collateral Enforcement Actions) in and to the ABL Priority Collateral;

provided, however, that nothing contained in this Agreement shall restrict the rights of the First Priority Representative with respect to the Term Loan Priority Collateral from selling, assigning or otherwise transferring any Term Loan Priority Collateral prior to the expiration of such ABL Priority Collateral Processing and Sale Period if the purchaser, assignee or transferee thereof agrees in writing (for the benefit of the ABL Agent, as First Priority Representative with respect to the ABL Priority Collateral, and the ABL Secured Parties) to be bound by the provisions of this Section 7.3 and Section 7.1. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such ABL Priority Collateral Processing and Sale Period shall be tolled during the pendency of any such stay or other order. The First Priority Representative with respect to the Term Loan Priority Collateral, upon request by the ABL Agent, may in its sole discretion extend the ABL Priority Collateral Processing and Sale Period for an additional period of time.

(ii) During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agent (or their respective employees, agents, advisers and representatives) of any Term Loan Priority Collateral, the ABL Secured Parties and the ABL Agent shall (A) be responsible for the ordinary course third party expenses related thereto, including costs with respect to heat, light, water and electricity (but not real estate taxes) with respect to that portion of any premises used or occupied, (B) take proper and reasonable care of any Term Loan Priority Collateral that is used by the ABL Agent or any other ABL Secured Parties during the ABL Priority Collateral Processing and Sale Period and, at the sole costs and expense of the ABL Secured Parties, pay the costs, liabilities and expenses incurred by the First Priority Representative with respect to the Term Loan Priority Collateral as a result of any act or omission of the ABL Secured Parties or their respective employees, agents and representatives in respect of their occupation, use and/or control of the Term Loan Priority Collateral pursuant to this Section 7.3, and (C) be obligated to repair at their expense any physical damage to such Term Loan Priority Collateral resulting from such occupancy, use or control or removal of ABL Priority Collateral, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agent have any liability to the First Priority Secured Parties with respect to the Term Loan Priority Collateral pursuant to this Section 7.3(a) as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent, as the case may be) of their rights under this Section 7.3(a) and the ABL Secured Parties shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Loan Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Loan Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 7.3(a). Without limiting the rights granted in this Section 7.3(a), the ABL Secured Parties and the ABL Agent shall cooperate with the First Priority Representative with respect to the Term Loan Priority Collateral, and the other First Priority Secured Parties with respect to the Term Loan Priority Collateral in connection with any efforts made by the First Priority Representative with respect to the Term Loan Priority Collateral or such First Priority Secured Parties to sell the Term Loan Priority Collateral.

(b) The First Priority Representative with respect to the Term Loan Priority Collateral, shall be entitled, as a condition of permitting such access and use, to demand and receive assurances reasonably satisfactory to it that the access or use requested and all activities incidental thereto:

(i) will be permitted, lawful and enforceable under applicable law and will be conducted in accordance with prudent manufacturing practices; and

(ii) will be adequately insured for damage to property and liability to persons, including property and liability insurance for the benefit of the First Priority Representative with respect to the Term Loan Priority Collateral, and the other First Priority Secured Parties with respect to the Term Loan Priority Collateral, at no cost to the First Priority Secured Parties with respect to the Term Loan Priority Collateral.

The First Priority Representative with respect to the Term Loan Priority Collateral, (x) shall provide reasonable cooperation to the ABL Agent in connection with the manufacture, production, completion, handling, removal and sale of any ABL Priority Collateral by the ABL Agent as provided above and (y) shall be entitled to receive, from the ABL Agent, fair compensation and reimbursement for their reasonable costs and expenses incurred in connection with such cooperation, support and assistance to the ABL Agent. Notwithstanding the foregoing sentence, the First Priority Representative with respect to the Term Loan Priority Collateral, and/or any such purchaser (or its transferee or successor) shall not otherwise be required to manufacture, produce, complete, remove, insure, protect, store, safeguard, sell or deliver any inventory subject to any First Priority Lien held by the ABL Agent or to provide any support, assistance or cooperation to the ABL Agent in respect thereof.

7.4 First Priority Representative Assurances. The First Priority Representative with respect to the Term Loan Priority Collateral, may condition its performance of any of its obligations set forth in this Section 7 upon its prior receipt (without cost to it) of such assurances as it may reasonably request to confirm that the performance of such obligation and all activities of the ABL Agent or its officers, employees and agents in connection therewith or incidental thereto will not impose upon the First Priority Representative with respect to the Term Loan Priority Collateral (or any First Priority Secured Party with respect to such Collateral) any legal duty, legal liability, the expenses for which the ABL Agent is expressly responsible pursuant to this Section 7 or risk of uninsured loss.

7.5 Grantor Consent. The Borrower and the other Grantors consent to the performance by the First Priority Representative with respect to the Term Loan Collateral, of the obligations set forth in this Section 7 and acknowledge and agree that neither the First Priority Representative with respect to the Term Loan Priority Collateral, nor any other First Priority Secured Party with respect to such Collateral shall ever be accountable or liable (except to the extent resulting from such party’s gross negligence, bad faith or willful misconduct) for any action taken or omitted by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Grantors as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns.

SECTION 8. Reliance; Waivers; etc.

8.1 Reliance. The First Priority Documents, the Second Priority Documents and the Third Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the other Secured Parties.

8.2 No Warranties or Liability. Each of the First Priority Representative, the Second Priority Representative and the Third Priority Representative with respect to each Type of Common Collateral acknowledge and agree that none of them has made any representation or warranty to each other with respect to the execution, validity, legality, completeness, collectability or enforceability of any First Priority Document, any Second Priority Document or any Third Priority Document. Except as otherwise provided in this Agreement, each of the First Priority Representative, the Second Priority Representative and the Third Priority Representative with respect to each Type of Common Collateral will be entitled to manage and supervise their respective extensions of credit to any Grantor in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Grantor with the terms and conditions of any of the First Priority Documents, any of the Second Priority Documents or any of the Third Priority Documents.

SECTION 9. Obligations Unconditional.

All rights, agreements and obligations of the First Priority Representative and First Priority Secured Parties, the Second Priority Representative and the Second Priority Secured Parties, and the Third Priority Representative and the Third Priority Secured Parties, in each case with respect to each Type of Common Collateral, and the Grantors hereunder, to the extent applicable, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any First Priority Document, Second Priority Document or Third Priority Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, Second Priority Obligations or Third Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of any First Priority Document, Second Priority Document or Third Priority Document;

(iii) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations, Second Priority Obligations or Third Priority Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of (a) the First Priority Obligations (other than a defense that the First Priority Obligations have been paid in full), (b) the Second Priority Obligations (other than a defense that the Second Priority Obligations have been paid in full) or (c) the Third Priority Obligations (other than a defense that the Third Priority Obligations have been paid in full) or of any of the First Priority Representative, Second Priority Representative, Third Priority Representative or any Grantor, to the extent applicable, in respect of this Agreement.

SECTION 10. Additional ABL Secured Obligations, Senior Term Loan Secured Obligations and Junior Term Loan Secured Obligations.

The Borrower may from time to time, subject to any limitations contained in the ABL Loan Documents, the Senior Term Loan Documents and the Junior Term Loan Documents in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Grantors that would, if such Liens were granted, constitute Common Collateral as ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, by delivering to each Representative party hereto at such time a certificate of a Responsible Officer:

(i) describing the indebtedness and other obligations being designated as ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations (as the case may be) and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(ii) in the case of ABL Secured Obligations, confirming that such obligations shall be First Priority Obligations with respect to the ABL Priority Collateral and Third Priority Obligations with respect to the Term Loan Priority Collateral;

(iii) in the case of Senior Term Loan Secured Obligations, confirming that such obligations shall be First Priority Obligations with respect to the Term Loan Priority Collateral and Second Priority Obligations with respect to the ABL Priority Collateral;

(iv) in the case of Junior Term Loan Secured Obligations, confirming that such obligations shall be Second Priority Obligations with respect to the Term Loan Priority Collateral and Third Priority Obligations with respect to the ABL Priority Collateral;

(v) identifying the Person that serves as the Representative with respect to such indebtedness and related obligations;

(vi) certifying that the incurrence of such ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations (as the case may be), the creation of the Liens securing such ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations (as the case may be) and the designation of such indebtedness and related obligations as ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations (as the case may be) hereunder (x) do not violate or result in a default under any provision of any ABL Loan Document, Senior Term Loan Document or Junior Term Loan Document in effect at such time and (y) would not have the effect of increasing the principal amount of ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, as the case may be, then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, as applicable; and

(vii) attaching a fully completed Representative Joinder Agreement executed and delivered by the Representative with respect to such ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations (as the case may be).

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice shall become ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, as applicable, for all purposes of this Agreement.

In the event of any conflict or inconsistency between the provisions of this Section 10 and the provisions of Section 11.3(b), the provisions of this Section 10 shall govern.

SECTION 11. Miscellaneous.

11.1 Conflicts. Except as otherwise provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document, any Second Priority Document or any Third Priority Document, the provisions of this Agreement shall govern.

11.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Priority Obligations Payment Date and the Second

Priority Obligations Payment Date shall have occurred with respect to each Type of Common Collateral. This is a continuing agreement and the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Grantor on the faith hereof.

11.3 Amendments; Waivers.

(a) No amendment or modification of any of the provisions of this Agreement (other than pursuant to a Representative Joinder Agreement or a Grantor Joinder Agreement) shall be effective unless the same shall be in writing and signed by the First Priority Representative, the Second Priority Representative and the Third Priority Representative and, in the case of amendments or modifications that could reasonably be expected to affect the rights or interests of any Grantor, the Borrower.

(b) It is understood that the ABL Agent, the Senior Term Loan Agent and the Junior Term Loan Agent, without the consent of any other Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Grantors become ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations; provided that such Additional Debt is permitted to be incurred by the ABL Credit Agreement, the Senior Term Loan Agreement and the Junior Term Loan Agreement, and is permitted by said Agreements to be subject to the provisions of this Agreement as ABL Secured Obligations, Senior Term Loan Secured Obligations or Junior Term Loan Secured Obligations, as applicable.

11.4 Information Concerning Financial Condition of the Borrower and the other Grantors. With respect to each Type of Common Collateral, the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, hereby agree that each Secured Party assumes responsibility for keeping itself informed of the financial condition of the relevant Grantors and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations, the Second Priority Obligations or the Third Priority Obligations. With respect to each Type of Common Collateral, the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

11.5 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.6 Jurisdiction; Consent to Service of Process; Process Agent.

(a) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.7 Notices.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth on Schedule 1 to this Agreement or, as to each party, at such other address as may be designated by such party in a written notice to each of the other parties hereto.

11.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral or any Type thereof. All references to any Grantor shall include any Grantor as debtor-in-possession and any receiver or trustee for such Grantor in any Insolvency Proceeding.

11.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

11.10 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

11.11 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic image scan transmission (such as a “pdf” file) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

11.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.13 Additional Grantors. The Borrower and each other Grantor on the date of this Agreement will constitute the original Grantors party hereto. The original Grantors will cause each Person that becomes a Grantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering a Grantor Joinder Agreement to each of the ABL Agent, the Senior Term Loan Agent and the Junior Term Loan Agent. The parties hereto agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person that becomes a Grantor at any time (and any security granted by any such Person) will be subject to the provisions hereof as fully as if it constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A.
as Representative with respect to the ABL Credit Agreement

By:	/s/ Steven Blumberg
Name: Steven Blumberg
Title: Senior Vice President

Signature Page to

Intercreditor Agreement

JPMORGAN CHASE BANK, N.A.,
as Representative with respect to the Senior Term Loan Agreement

By:	/s/ Peter B. Thaur
Name: Peter B. Thaur
Title: Managing Director

Signature Page to

Intercreditor Agreement

BARCLAYS BANK PLC,
as Representative with respect to the Junior Term Loan Agreement

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to

Intercreditor Agreement

EASTMAN KODAK COMPANY

By:	/s/ William G. Love
Name:	William G. Love
Title:	Treasurer

FAR EAST DEVELOPMENT LTD.

FPC INC.

KODAK (NEAR EAST), INC.

KODAK AMERICAS, LTD.

KODAK IMAGING NETWORK, INC.

KODAK PORTUGUESA LIMITED

KODAK REALITY, INC.

LASER-PACIFIC MEDIA CORPORATION

PAKON, INC.

QUALEX INC.

By:	/s/ William G. Love
Name:	William G. Love
Title:	Treasurer

KODAK PHILIPPINES, LTD. NPEC INC.

By:	/s/ William G. Love
Name:	William G. Love
Title:	Assistant Treasurer

CREO MANUFACTURING AMERICA LLC KODAK AVIATION LEASING LLC

By:	/s/ William G. Love
Name:	William G. Love
Title:	Manager

Signature Page to

Intercreditor Agreement

Schedule 1

Notices

BORROWER AND GRANTORS:

Eastman Kodak Company
343 State Street
Rochester, NY 14650
Attn: General Counsel

ABL AGENT:

Bank of America, NA
225 Franklin Street
Boston, MA 02110
Attn: Matthew T. O’Keefe
Senior Vice President

FIRST LIEN TERM LOAN AGENT:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Road, Ops 2, Floor 03
Newark, DE. 19713-2107
Attn: Dimple Patel

With copies to:

JPMorgan Chase Bank, N.A.
383 Madison Avenue, Floor 24
New York, NY 10179
Attn: Sandeep Parihar

SECOND LIEN TERM LOAN AGENT:

Barclays Bank PLC
1301 Avenue of Americas
New York, New York 10019
Attn: Harpreet Kaur

With copies to:

Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Attn: Noam Azachi

Annex I

Provision for each First Priority Security Document, Second Priority Security Document and Third Priority Security Document

“Reference is made to the Intercreditor Agreement, dated as of September 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Eastman Kodak Company, the other Grantors party thereto, Bank of America, N.A., as Representative with respect to the ABL Credit Agreement (as defined therein), JPMorgan Chase Bank, N.A., as Representative with respect to the Senior Term Loan Agreement (as defined therein), and Barclays Bank PLC, as Representative with respect to the Junior Term Loan Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Agent pursuant to this Agreement and the exercise of any right or remedy by the Agent hereunder, in each case, with respect to the Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.”

Annex II

[FORM OF] REPRESENTATIVE JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Representative Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of September 3, 2013 (the “Intercreditor Agreement”), BANK OF AMERICA, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the Senior Term Loan Agreement, BARCLAYS BANK PLC, as Representative with respect to the Junior Term Loan Agreement, Eastman Kodak Company (the “Borrower”), and each of the other Grantors party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Borrower and/or one or more of the other Grantors proposes to issue or incur additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations] and the Person identified in the signature pages hereto as the “Representative” (the “Additional Representative”) will serve as the agent, trustee, or other representative for the holders of such [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations]. The [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations] are being designated as such by the Borrower in accordance with Section 10 of the Intercreditor Agreement.

C. Accordingly, the Additional Representative and the Borrower agree as follows, for the benefit of the Additional Representative, the Borrower and each other party to the Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Representative (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Representative for the holders of the additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations] (the “Additional Secured Parties”), (b) agrees, for itself and on behalf of the Additional Secured Parties from time to time in respect of the additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations], to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Representative under the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the Additional Representative. The Additional Representative represents and warrants to each other Representative and to the Secured Parties that (a) it has full power and authority to enter into this Representative Joinder Agreement, in its capacity as the Representative with respect to the additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations], (b) this Representative Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Representative Joinder Agreement and (c) the [ABL Loan Documents] [Senior Term Loan Documents] [Junior Term Loan Documents] relating to such additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations] provide that, upon the Additional Representative’s entry into this Representative Joinder Agreement, the secured parties in respect of such additional [ABL Secured Obligations] [Senior Term Loan Secured Obligations] [Junior Term Loan Secured Obligations] will be subject to and bound by the provisions of the Intercreditor Agreement.

Section 3. Counterparts. This Representative Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Joinder Agreement shall become effective when each other Representative shall have received a counterpart of this Representative Joinder Agreement that bears the signature of the Additional Representative. Delivery of an executed counterpart of a signature page to this Representative Joinder Agreement by telecopy or electronic image scan transmission (such as a “pdf” file) shall be effective as delivery of a manually signed counterpart of this Representative Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

Section 5. Governing Law. THIS REPRESENTATIVE JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Severability. In the event any one or more of the provisions contained in this Representative Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.7 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 11.7 of the Intercreditor Agreement.

Section 8. Expenses. The Borrower agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Representative Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Representative has duly executed this Representative Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL REPRESENTATIVE], as REPRESENTATIVE with respect to [NAME OF AGREEMENT] and holders of the [ ] Secured Obligations thereunder

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Acknowledged by:

BANK OF AMERICA, N.A., as Representative with respect to the ABL Credit Agreement

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the Senior Term Loan Agreement

By:
Name:
Title:

BARCLAYS BANK PLC, as Representative with respect to the Junior Term Loan Agreement

By:
Name:
Title:

[EACH OTHER REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title:

Annex III

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Grantor Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of September 3, 2013 (the “Intercreditor Agreement”), BANK OF AMERICA, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the Senior Term Loan Agreement, BARCLAYS BANK PLC, as Representative with respect to the Junior Term Loan Agreement, Eastman Kodak Company (the “Borrower”), and each of the other Grantors party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. [        ], a Subsidiary of the Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure [ABL Secured Obligations] [and] [Senior Term Loan Secured Obligations] [and] [Junior Term Loan Secured Obligations] and such Additional Grantor is not a party to the Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Representatives, the Borrower and each other party to the Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgment of the Additional Grantor. The Additional Grantor represents and warrants to each Representative and to the Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each other Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed counterpart of a signature page to this Grantor Joinder Agreement by telecopy or electronic image scan transmission (such as a “pdf” file) shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

Section 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Severability. In the event any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.7 of the Intercreditor Agreement.

Section 8. The Additional Grantor agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Acknowledged by:

BANK OF AMERICA, N.A., as Representative with respect to the ABL Credit Agreement

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the Senior Term Loan Agreement

By:
Name:
Title:

BARCLAYS BANK PLC, as Representative with respect to the Junior Term Loan Agreement

By:
Name:
Title:

[EACH OTHER REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title: